SHOPPING CENTER LEASE

                        ROSTRAVER TOWNSHIP, PENNSYLVANIA

                                    between

                       SUPERVALU HOLDINGS, INC. as Tenant

                                      and

                      WILLOWBROOK PROPERTIES, INC., D/B/A
                    NBI DEVELOPMENT CORPORATION as Landlord



                             Dated   March 16, 1999


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                             SHOPPING CENTER LEASE

                        ROSTRAVER TOWNSHIP, PENNSYLVANIA

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                                                    TABLE OF CONTENTS



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 Section                                                                                                         Page
                                                                                                         --------------------

 1. Definitions (in alphabetical order)                                                                             1
 1.1 Building                                                                                                       1
 1.2 Building Area                                                                                                  1
 1.3 Business Day                                                                                                   1
 1.4 Common Areas                                                                                                   1
 1.5 Construction Allowance                                                                                         1
 1.6 Construction Bid                                                                                               1
 1.7 Construction Cost                                                                                              2
 1.8 Construction Estimate                                                                                          2
 1.9 Default Rate                                                                                                   2
 1.10 Environmental Law                                                                                             2
 1.11 Hazardous Substances                                                                                          2
 1.12 Laws and Rules                                                                                                3
 1.13 Outlots                                                                                                       3
 1.14 Permitted Encumbrances                                                                                        3
 1.15 Premises                                                                                                      3
 1.16 Rent Commencement Date                                                                                        3
 1.17 Rentable Feet                                                                                                 3
 1.18 Shopping Center                                                                                               3
 1.19 Site Information                                                                                              4
 1.20 Site Plan                                                                                                     4
 1.21 Supermarket Parking Lot                                                                                       4
 1.22 Tenant's Architect                                                                                            4
 1.23 Tenant's Plans                                                                                                4
 1.24 Tenant's Property                                                                                             4
 1.25 Tenant's Pro Rata Share                                                                                       5
 2. LEASE OF PREMISES; QUIET ENJOYMENT                                                                              5
 2.1 Lease of Premises                                                                                              5
 2.2 Quiet Enjoyment                                                                                                5
 3. LEASE TERM; OPTIONS TO EXTEND; SURRENDER                                                                        5
 3.1 Initial Term                                                                                                   5
 3.2 Options to Extend                                                                                              5
 3.3 Surrender of Premises                                                                                          6
 4. REPRESENTATIONS AND WARRANTIES                                                                                  6
 4.1 Landlord's Representations and Warranties                                                                      6
 4.2 Tenant's Representations and Warranties                                                                        8
 4.3 Indemnity                                                                                                      8
 5. TITLE AND SURVEY                                                                                                9
 6. CONSTRUCTION                                                                                                    9
 6.1 Construction by Landlord and Tenant.                                                                           9
 6.2 Site Information                                                                                              10
 6.3 Tenant's Plans                                                                                                11
 6.4 Tenant's Responsibilities                                                                                     12
 6.5 Payment                                                                                                       12
 6.6 Excess Costs                                                                                                  12
 6.7 Remedies                                                                                                      13
 6.8 Right of Entry                                                                                                14
 7. SIGNS                                                                                                          14
 7.1 Tenant's Sign                                                                                                 14
 7.2 Pylon Sign                                                                                                    14
 8. TENANT'S PROPERTY                                                                                              15
 9. USE                                                                                                            15
 9.1 The Premises                                                                                                  15
 9.2 Use Restrictions on the Shopping Center                                                                       16
 9.3 Use Restrictions on the Shopping Center (other than the Premises)                                             17
 9.4 Controlled Area                                                                                               17
 9.5 Use - Remedies                                                                                                18
 10. RENT                                                                                                          18
 10.1 Minimum Rent                                                                                                 18
 10.2 Rent Refund                                                                                                  18
 11. TAXES                                                                                                         18
 12. CAM CHARGES                                                                                                   20
 12.1 Definition                                                                                                   20
 12.2 Overhead Costs                                                                                               21
 12.3 Reimbursements                                                                                               21
 12.4 Bids                                                                                                         22
 12.5 Budget and Payment                                                                                           22
 12.6 Statement                                                                                                    22
 12.7 Books and Records; Audit                                                                                     23
 13. INSURANCE                                                                                                     23
 13.1 Property Insurance                                                                                           23
 13.2 Liability Insurance                                                                                          23
 13.3 General Requirements                                                                                         24
 13.4 Certificates                                                                                                 24
 13.5 Deductible                                                                                                   24
 13.6 Tenant and Landlord Self-Insurance                                                                           25
 14. INDEMNITY                                                                                                     25
 14.1 Indemnity by Landlord                                                                                        25
 14.2 Indemnity by Tenant                                                                                          25
 15. LANDLORD'S COVENANTS                                                                                          25
 15.1 Hazardous Substances                                                                                         25
 15.2 Licenses and Permits                                                                                         25
 15.3 Shopping Center Buildings                                                                                    25
 15.4 Common Areas                                                                                                 25
 15.5 Copies of Notices                                                                                            25
 15.6 Indemnity                                                                                                    25
 16. REPAIRS AND MAINTENANCE                                                                                       25
 16.1 Landlord's Obligations for Building and Premises                                                             25
 16.2 Tenant's Obligations for Building                                                                            25
 16.3 Landlord's Common Area Obligations                                                                           25
 16.4 Parking Area Lighting                                                                                        25
 16.5 Emergency Repairs                                                                                            25
 16.6 Tenant's Option to Maintain Supermarket Parking Lot                                                          25
 17. ALTERATIONS                                                                                                   25
 17.1 Right to Alter                                                                                               25
 17.2 No Mechanics' Liens                                                                                          25
 17.3 New Expansion Area                                                                                           25
 18. ASSIGNMENT AND SUBLETTING                                                                                     25
 19. DEFAULT                                                                                                       25
 19.1 Default by Tenant                                                                                            25
 19.2 Remedies of Landlord                                                                                         25
 19.3 Monetary Default by Landlord                                                                                 25
 19.4 Non-Monetary Default by Landlord                                                                             25
 19.5 Duty to Mitigate                                                                                             25
 19.6 Cumulative Remedies                                                                                          25
 19.7 Limitations on Damages                                                                                       25
 20. DAMAGE OR DESTRUCTION; RESTORATION                                                                            25
 20.1 Casualty to Shopping Center (exclusive of the Building)                                                      25
 20.2 Casualty to the Building                                                                                     25
 20.3 Rent Abatement                                                                                               25
 20.4 Party Wall                                                                                                   25
 20.5 Waiver of Claims; Subrogation                                                                                25
 21. EMINENT DOMAIN                                                                                                25
 21.1 Taking                                                                                                       25
 21.2 Termination                                                                                                  25
 21.3 Restoration                                                                                                  25
 21.4 Suspension of Business                                                                                       25
 21.5 Rent Abatement                                                                                               25
 21.6 Award                                                                                                        25
 21.7 Mortgage Provisions                                                                                          25
 22. ESTOPPEL CERTIFICATES                                                                                         25
 23. SUBORDINATION                                                                                                 25
 24. RECORDING                                                                                                     25
 25. NOTICES                                                                                                       25
 26. MISCELLANEOUS                                                                                                 25
 26.1 Entire Agreement; Enforceability                                                                             25
 26.2 Amendments                                                                                                   25
 26.3 Binding Effect; No Third Party Beneficiaries                                                                 25
 26.4 Waivers; Consents                                                                                            25
 26.5 Time of the Essence                                                                                          25
 26.6 Severability                                                                                                 25
 26.7 Captions                                                                                                     25
 26.8 Interpretation of  including  and  day                                                                       25
 26.9 Counterparts                                                                                                 25
 26.10  Governing Law                                                                                              25
 26.11 No Partnership                                                                                              25
 27. NO OFFER                                                                                                      25
 28. WAIVER OF TRIAL BY JURY                                                                                       25
 29. FORCE MAJEURE                                                                                                 25


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                                                  EXHIBITS:

 Exhibit                       Description  of  Exhibit             Section



 Exhibit A                     Legal Description of Shopping Center     1
 Exhibit B                     Site Plan                                1
 Exhibit C                     Permitted Encumbrances                   1
 Exhibit D                     Survey Requirements                      5
 Exhibit E                     Site Design Criteria                   6.1
 Exhibit F                     Construction Completion Schedule       6.7
 Exhibit G                     Gross Sales                           10.1
 Exhibit H                     Estoppel Certificate                    22
 Exhibit I                     Subordination Agreement                 23
 Exhibit J                     Memorandum of Lease                     24

 DEFINED TERMS WHOSE DEFINITIONS ARE NOT CONTAINED IN SECTION 1:

 Defined Term                                                     Section
----------------------------------------------------------------  ------------------------------------
 Beneficial Occupancy                                                                            6.8.2
 CAM Charges                                                                                      12.1
 Change Orders                                                                                     6.5
 Execution Date                                                                 introductory paragraph
 General Contractor                                                                                6.1
 Gross Sales                                                                                 Exhibit G
 Landlord                                                                       introductory paragraph
 Minimum Rent                                                                                     10.1
 New Expansion Area                                                                               17.3
 Overhead Costs                                                                                   12.2
 Site Design Criteria                                                                              6.1
 Subordination Agreement                                                                            23
 Survey                                                                                              5
 Statement                                                                                        12.6
 Taking                                                                                           21.1
 Taxes                                                                                              11
 Tenant                                                                         introductory paragraph
 Title Defects                                                                                       5
 Title Insurer                                                                                       5
 Title Policy                                                                                        5

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
                             SHOPPING CENTER LEASE
                        ROSTRAVER TOWNSHIP, PENNSYLVANIA

This Lease is entered into by SUPERVALU HOLDINGS, INC., a Missouri corporation ( Tenant ) and WILLOWBROOK PROPERTIES, INC., a Delaware corporation, d/b/a NBI DEVELOPMENT CORPORATION ( Landlord ) as of the ______ day of March, 1999 (the Execution Date").

Landlord  and  Tenant  agree  as  follows:

 1.          DEFINITIONS  (IN  ALPHABETICAL  ORDER)

 As used in this Lease, the following terms shall have the following meanings:

 1.1          Building

 The building to be constructed by Tenant at the Premises in accordance with the provisions of this Lease.

 1.2          Building  Area

 The number of Rentable Feet in the Building, which will be no less than forty-five thousand (45,000) and which shall not include the Expansion Area.

 1.3          Building  Pad

 A pad-ready building area of approximately 45,000 square feet prepared in accordance with the Site Design Criteria set forth on Exhibit E.

 1.4          Business  Day

 A day on which the majority of businesses are open in the Commonwealth of Pennsylvania, which shall not include Saturdays, Sundays or holidays recognized by major businesses in the Commonwealth of Pennsylvania.

 1.5          Common  Areas

 All areas of the Shopping Center which are not contained within the blue lines of any building envelope on the Site Plan, including all parking areas, utilities to the point where they enter a building, landscaped areas,
sidewalks,  driveways  and  alleys.    Common  Areas  shall  also  include all
easements, accesses, improvements, and rights serving or benefiting the Shopping Center, even if not located at the Shopping Center.

 1.6          Construction  Allowance

 An  amount  equal  to  Fifty  Dollars  ($50)  times  the  Building  Area.

 1.7          Construction  Bid

 A construction bid for the Building, which shall only include the following expenses: the building shell; truck dock, dock pad, screening walls, trash enclosures, building mounted signage (if any), roofing; flooring; interior and exterior finishes; electric cabling; mechanical and electrical systems; premiums for Builder's Risk Insurance and Labor/Material Payment and Performance Bonds; building permit; water, sewer and utility hookup, availability or tap fees; sidewalks and floodlights on the Premises; canopies for the Building; standby fuel facilities, if required; the Contractor's general conditions, not to exceed four percent (4%) of the remainder of the Construction Bid amount exclusive of the Contractor's general profit and overhead; and the Contractor's general profit and overhead, not to exceed four percent (4%) of the remainder of the Construction Bid amount exclusive of the Contractor's general conditions.

 1.8          Construction  Cost

 The sum of (a) the Construction Bid which is accepted by Tenant, (b) the cost of Tenant's Architect's services and expenses, and (c) the cost of Change Orders.

 1.9          Construction  Estimate

 The sum of (a) a Construction Bid, (b) $1.50 times the Building Area (which amount is the estimated cost of Change Orders), and (iii) $2.50 times the Building Area (which amount is the estimated cost of Tenant's Architect's services and expenses).

 1.10          Default  Rate

 The lesser of (a) the maximum interest rate permitted by law or (b) two percent (2%) greater than the prime rate of interest announced by Norwest Bank National Association from time to time as its prime rate for unsecured loans, regardless of what rate such bank actually charges its customers.

 1.11          Environmental  Law

 Any of the following (as the same may be amended from time to time): the Comprehensive Environmental Response, Compensation and Liability Act of 1980; the Super Fund Amendments and Reauthorization Act of 1986; the Federal Resource Conservation and Recovery Act of 1986; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; any regulation promulgated by a regulatory body pursuant to any Environmental Law; and any other Law or Rule which relates to or deals with human health or the environment.

 1.12          Hazardous  Substances

 Any of the following: asbestos; urea formaldehyde; petroleum hydrocarbons and other petroleum products (including gasoline, diesel fuel, fuel oil, crude oil and motor oil and constituents of those products); tetrachloroethylene; polychlorinated benzyls; polychlorinated biphenyls; biological hazards; nuclear fuel or materials; chemical, biological or medical wastes; radioactive materials; explosives; known carcinogens; underground storage tanks; and all dangerous, toxic or hazardous substances defined as hazardous or as a pollutant or contaminant in, or the release or disposal of which is regulated by, any Environmental Law.

 1.13          Landlord's  Architect

 Perkall Associates or such other architect selected by Landlord, acceptable to Tenant in its reasonable discretion.

 1.14          Laws  and  Rules

 All present and future federal, state, and local laws, zoning requirements, ordinances, rules, and regulations of any duly constituted authority affecting or respecting the use or occupancy of the Premises or any business conducted on the Premises, or affecting or respecting the Premises generally, whether or not they also affect the use or occupancy of the Premises or the business conducted thereon.
 1.15          Outlots

 The  areas  outlined  in  gray  on  the  Site  Plan.

 1.16          Permitted  Encumbrances

 The  matters  described  in  Exhibit  C.

 1.17          Premises

 That portion of the Shopping Center outlined in red on the Site Plan, including access to the Premises and truck loading areas, and including the Building and any other improvements constructed on the Premises now or in the future.

 1.18          Rent  Commencement  Date

 The earlier of (a) Tenant's opening of the Building for business with the public; or (b) the later of (i) ten months after Landlord delivers a completed Building Pad to Tenant; (ii) all improvements to the Common Areas necessary for operation of the supermarket to be operated in the Building (including all three driveways) are completed; and (iii) all improvements shown on the highway occupancy permit, including traffic signals, are completed.

 1.19          Rentable  Feet

 The actual number of square feet of finished building space, including any and all floors, but excluding mezzanines not used for sale purposes, measuring each floor to the outside of exterior walls and to the center of any common walls.

 1.20          Shopping  Center

 The real property located in Rostraver Township, Pennsylvania and legally described in Exhibit A, as outlined in brown on the Site Plan, together with any and all buildings and improvements constructed thereon now or in the future. The Shopping Center includes, and all provisions contained in this Lease relating to the Shopping Center shall apply to, the Common Areas, the Premises, the Building and all other areas included within the area outlined in brown on the Site Plan.

 1.21          Site  Information

 All of the following: (1) Evidence that application has been made for a Highway Occupancy Permit along with copies of the application and related documents (Execution Date); (2) a certification from Landlord that there is no building line or occupancy restriction, condition or covenant of record or any physical matter which would interfere with or materially adversely affect the construction or operation of the Shopping Center; (3) certified topographical plan; (4) certified grading and drainage plans and building floor elevations for the Shopping Center; (5) certified engineered utility plans for electric, natural gas, sanitary and storm sewer, and domestic and fire protection water for the Shopping Center; (6) plans for the exterior design of the buildings in the Shopping Center (other than the Building and theater) and the structural design of any building which will be adjacent to the Building (within 60 days from the date Tenant submits Tenant's Plan to Landlord); (7) certified soil borings and investigation reports; (8) certified compaction tests and reports (to be submitted periodically during construction as produced); (9) certified traffic studies; (10) any environmental assessments or reports in Landlord's possession or control; (11) (a) evidence that Landlord has obtained Labor and Industry Approval (90 days after Execution Date), (b) a final site plan, (c) a building permit and (d) a certificate of occupancy for the Shopping Center (exclusive of the Building, at the completion of construction of the Shopping Center) (Tenant shall be responsible for the certificate of occupancy for the Building); (12) site lighting plan, including photometrics; (13) landscaping plans; and (14) certified Common Area plans and specifications. All Site Information shall provide complete information with respect to the Shopping Center in general and the Premises in particular.

 1.22          Site  Plan

 The  site  plan  attached  hereto  as  Exhibit  B.

 1.23          Supermarket  Parking  Lot

 The portion of the Common Area outlined in green on the Site Plan, including any access drives, delivery and service areas, curbing and parking lot lighting within such area.

 1.24          Tenant's  Architect

 Planmark, Inc. or such other architect selected by Tenant, acceptable to Landlord in its reasonable discretion.

 1.25          Tenant's  Plans

 The plans and specifications for the construction of the Building, including any addenda and Change Orders.

 1.26          Tenant's  Property

 All fixtures, trade fixtures, machinery, equipment, furniture, sinks, signs, sign standards, exterior lights, light standards, and other personal property kept or installed on the Premises by Tenant.

 1.27          Tenant's  Pro  Rata  Share

 A fraction, the numerator of which is the Building Area, and the denominator of which is the number of Rentable Feet in all buildings in the Shopping Center (including the Building); provided that under no circumstances shall said denominator be less than sixty-five thousand (65,000) regardless of the actual amount of Rentable Feet in buildings in the Shopping Center at any time.

 2.          LEASE  OF  PREMISES;  QUIET  ENJOYMENT

 2.1          Lease  of  Premises

 Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Premises. Landlord also grants to Tenant, its customers, licensees, invitees, subtenants and assigns, in common with other tenants of the Shopping Center, the non-exclusive right to use the Common Areas for ingress, egress and parking in designated areas.

 2.2          Quiet  Enjoyment

 Except for any mortgage on the Shopping Center or any exclusive or other agreement not prohibited by Section 9, Landlord will enter into no contract, lease or agreement of any kind which materially adversely affect or limit Tenant's use of the Premises or materially adversely affect or limit Tenant's use of the Common Areas. Tenant acknowledges that the third driveway as marked on the Site Plan will service properties other than the Shopping Center. Upon paying the rent and performing the covenants agreed to be performed by Tenant, Tenant shall peaceably and quietly have, hold and enjoy the Premises and Common Areas of the Shopping Center until the expiration or earlier termination of this Lease.

 3.          LEASE  TERM;  OPTIONS  TO  EXTEND;  SURRENDER

 3.1          Initial  Term

 The initial term of this Lease shall commence on the Execution Date and shall end twenty (20) years after the Rent Commencement Date. Following the Rent Commencement Date either party will confirm in writing, within thirty (30) days after written request of the other party, the Rent Commencement Date, the number of Rentable Feet in the Building Area and the Minimum Rent.

 3.2          Options  to  Extend

 Provided Tenant is not in default under this Lease, Landlord hereby grants to Tenant the option to extend this Lease for one (1) period of five (5) years, and one (1) period of four (4) years and ten (10) months, both upon the same terms and conditions and at the rental as provided in Section 10.1, the first such period commencing upon the expiration of the initial term. If Tenant exercises an option to extend, Tenant shall notify Landlord of such exercise in writing at least one hundred eighty (180) days in advance of the commencement date of the applicable extension period; however, if Tenant fails to provide Landlord with such one hundred eighty (180) day notice, Tenant's right to extend this Lease by notice to Landlord shall remain in full force and effect for a period of thirty (30) days after receipt by Tenant of subsequent written notice from Landlord setting forth the expiration date of this Lease and advising Tenant that Landlord has not received a notice of extension. If this Lease has been assigned, the original Tenant must also execute the extension notice for such notice to be effective.

 3.3          Surrender  of  Premises

 Subject to the provisions of Section 8, at the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord with those portions of the Premises which Tenant is responsible to maintain under subsection 16.2 in broom-clean condition, in substantially as good condition as when Tenant received the Premises from Landlord, subject to: (a) reasonable wear and tear; (b) damage by fire or other casualty which is not Tenant's responsibility to repair; (c) Landlord's repair, maintenance and replacement obligations; and (d) damage or deterioration caused by the negligence of Landlord or other occupants of the Shopping Center, or any of their agents, employees, contractors, customers or invitees. Tenant shall not be required to remove any additions or alterations or restore the Building or the Premises to their original condition at the expiration or earlier termination of this Lease; provided, however, if the Lease is terminated because of Tenant's default within ten (10) years after the Rent Commencement Date, Tenant shall restore the Premises to substantially its original condition, reasonable wear and tear excepted. Tenant shall promptly remove all of its equipment in the Premises at the expiration or earlier termination of this Lease. Unless Landlord provides to Tenant, within thirty (30) days following the expiration or earlier termination of this Lease, a notice stating that the Premises were not surrendered in the condition required by this Lease and specifically listing the portions of the Premises which are not in such condition, the Premises shall be deemed to have been surrendered in the condition required by this Lease. At the expiration or earlier termination of the Lease, Tenant shall assign to Landlord all warranties for property which remains in the Premises. Any alterations, equipment or personal property remaining in the Premises after the termination of the Lease, described in Landlord's notice and not timely removed by Tenant, shall be deemed abandoned and may be removed and disposed of by Landlord at Tenant's cost and expense, which cost and expense shall be paid within thirty days after demand. Landlord shall have no obligation to store any such items.

 4.          REPRESENTATIONS  AND  WARRANTIES

 4.1          Landlord's  Representations  and  Warranties

 Landlord hereby represents and warrants to Tenant that all of the following are true, correct and complete on the Execution Date and shall be true, correct and complete throughout the term of this Lease, as the same may be extended pursuant to Section 3.2 hereof:

 4.1.1 Title. As of the Execution Date, Landlord is the owner of the Shopping Center in fee simple. As of the Execution Date, no part of the Shopping Center is subject to any liens other than the Permitted Encumbrances and matters which are subordinate to this Lease and the rights of Tenant hereunder. Other than this Lease and the Permitted Encumbrances, there are no contracts, leases or agreements of any kind which materially adversely affect or limit Tenant's use of the Premises or materially adversely affect or limit Tenant's use of the Common Areas.

 4.1.2 Authority. Landlord has full right, power and authority to enter into this Lease and to perform the obligations of Landlord hereunder. This
Lease and the performance of Landlord's obligations hereunder do not contravene any Law or Rule, contract, agreement, covenant, judgment, order or decree of any court or arbiter binding upon Landlord or upon the Shopping Center. The signatories to this Lease are authorized to sign this Lease on behalf of Landlord.

 4.1.3 Public Works. As of the Execution Date and to the best of Landlord's knowledge, there are no existing or proposed plans for the widening of any street adjacent to the Shopping Center, or for curtailment of utilities to any portion of the Shopping Center, or for any urban renewal or other public projects or public works affecting the Shopping Center.

 4.1.4 Special Assessment/Condemnation. As of the Execution Date and to the best of Landlord's knowledge, there are no special assessment, reassessment, condemnation or eminent domain proceedings of any kind pending or contemplated against or with respect to the Shopping Center.

 4.1.5 Litigation. As of the Execution Date and to the best of Landlord's knowledge, there is no litigation pending or threatened relating to the Shopping Center which would have a material adverse effect on the Tenant's use of the Building. As of the Execution Date and to the best of Landlord's knowledge, there are no suits, judgments or notices from any governmental agency relating to any violation of health, pollution control, building, fire, zoning or any other Laws or Rules relating to the Shopping Center which would have a material adverse effect on the Tenant's use of the Building.

 4.1.6 Physical Condition. As of the Execution Date and to the best of Landlord's knowledge, except as disclosed in the Site Information, there is no material adverse fact relating to any physical condition of the Shopping Center or any adverse soil condition (including compaction or expansion characteristics, rock, surface, underground storage tanks, subterranean or grade level waters) which has not been specifically disclosed in this Lease or in a separate written disclosure. Except as disclosed in this Lease, in the Site Information or by written notice to Tenant, no part of the Shopping Center is included in any federal, state or local wetlands area.

 4.1.7 Hazardous Substances. As of the Execution Date and to the best of Landlord's knowledge, except as disclosed in the Site Information, there are no Hazardous Substances in, on or under the Shopping Center. To the best of Landlord's knowledge, except as disclosed in the Site Information, the Shopping Center is not listed in the United States Environmental Protection Agency's National Priorities List of Hazardous Waste Sites nor any other list of hazardous waste sites maintained by any federal, state or local agency. To the best of Landlord's knowledge, except as disclosed in the Site Information, no part of the Shopping Center has been used as a sanitary landfill, dump, or industrial waste disposal area, or for the storage, generation, manufacture, refining, emission, disposal, handling, transportation or use of any Hazardous Substances. To the best of Landlord's knowledge, except as disclosed in the Site Information, there are no wells or underground storage tanks at the Shopping Center.

 4.1.8 Zoning. Except as disclosed in the Site Information, there is no applicable Law or Rule or planned unit development requirement which would prohibit the use of the Premises as, and there will be sufficient utility services at the Premises to operate the Premises as, a twenty-four (24) hour, seven (7) day a week food supermarket, including the use of the same for the sale of groceries, meats, produce, bakery products, dairy products, delicatessen products and general merchandise, and/or as a drug store, floral store, video store, bank or prescription pharmacy. Landlord has obtained or will obtain, and will keep in full force and effect, all licenses, permits and approvals required under any applicable Laws and Rules for the construction of the Shopping Center (excluding the Premises and the theater). Tenant will obtain the Certificate of Occupancy for the Premises.

 4.1.9 Site Plan. The Site Plan is an accurate representation of the intended Shopping Center. The Site Plan shows the anticipated location and size of all improvements constructed or to be constructed on the Shopping Center.

 4.1.10 Federal Tax Identification Number. Landlord's federal tax identification number is: 84-1233950.

 4.2          Tenant's  Representations  and  Warranties

 Tenant hereby represents and warrants to Landlord that all of the following are true, correct and complete on the Execution Date and shall be true, correct and complete throughout the term of this Lease, as the same may be extended pursuant to subsection 3.2 hereof:

 4.2.1 Authority. Tenant has full right, power and authority to enter into this Lease and to perform the obligations of Tenant hereunder. This Lease and the performance of Tenant's obligations hereunder do not contravene any Law, Rule, contract, agreement, covenant, judgment, order or decree of any court or arbiter binding upon Tenant. The signatories to this Lease are authorized to sign this Lease on behalf of Tenant.

 4.2.2          Federal  Tax  Identification  Number.    Tenant's  federal tax
identification  number  is:  34-1585144.

 4.3          Indemnity

 4.3.1 Landlord shall indemnify and defend Tenant against any and all loss, cost, damage, claim, liability and expense of any kind whatsoever (including attorneys' fees, experts' fees, court costs, costs of investigation, and settlement costs), incurred by Tenant, or any officer, director or employee of Tenant, to the extent of Landlord's negligence, arising out of, resulting from or relating to (a) any material breach by Landlord of any representation or warranty contained in subsection 4.1, and/or
(b) any material representation or warranty contained in subsection 4.1 being false, inaccurate or misleading in any material way.

 4.3.2 Tenant shall indemnify and defend Landlord against any and all loss, cost, damage, claim, liability and expense of any kind whatsoever (including attorneys' fees, experts' fees, court costs, costs of investigation, and settlement costs), incurred by Landlord, or any officer, director or employee of Landlord, arising out of, resulting from or relating to (a) any material breach by Tenant of any representation or warranty contained in subsection 4.2, and/or (b) any material representation or warranty contained in subsection 4.2 being false, inaccurate or misleading in any material way.

 5.          TITLE  AND  SURVEY

 Tenant has received a commitment for an ALTA Leasehold Owner's title insurance policy in an amount no less than $3,500,000 (the "Title Policy") issued by Commonwealth Title Insurance Company (the Title Insurer ). The Title Policy shall be delivered within thirty (30) days after the Execution Date and shall show Landlord as owner of the Shopping Center subject only to the Permitted Encumbrances and shall insure Tenant's interests in the Premises and Shopping Center under this Lease. Landlord shall provide to Tenant within thirty (30) days after the Execution Date three copies of a survey of the Shopping Center (the "Survey") prepared in accordance with the survey requirements set forth in Exhibit D.


 Landlord shall deliver to Tenant within thirty (30) days after the Rent Commencement Date an as-built Survey prepared in accordance with the survey requirements set forth in Exhibit D, showing (i) the exact location of all buildings in the Shopping Center, (ii) the legal description of the Premises, and (iii) an as-built schematic drawing of the Common Areas, including all parking and service areas.

 Landlord shall pay all reasonable title insurance premiums, extended coverage charges, surveying costs and other charges incurred in connection with this
Section  5.

 6.          CONSTRUCTION

 6.1          Construction  by  Landlord  and  Tenant.

 Landlord  will,  at  its  own  cost  and  expense, construct and complete the
Shopping Center, except the Premises and the theater, including the Common Areas and all buildings and off-site improvements shown on the Site Plan and/or that may be required by government authorities. Tenant shall cause the Premises to be constructed and completed by the general contractor chosen by Tenant (the "General Contractor"). Landlord shall commence site work by April 15, 1999 and shall construct the Building Pad for the Premises by July 1, 1999, both subject to Force Majeure. The date of the completion of the Building Pad and of the Common Area shall be extended by the total number of days impacted by adverse weather conditions. All such construction shall be completed lien-free, in a good and workmanlike manner in accordance with any
applicable  Laws  and  Rules.    Tenant  and  Landlord  shall  complete  all
construction in accordance with all requirements of the Site Design Criteria attached hereto as Exhibit E (the Site Design Criteria ), the Site Information approved by Tenant, the Site Plan, Tenant's Plans and the requirements of this Lease; provided that notwithstanding any different parking ratio set forth in the Site Design Criteria, (i) Landlord shall construct within the portion of the Common Areas shown as parking areas on the Site Plan six (6) parking spaces for each one thousand (1,000) Rentable Feet of buildings in the Shopping Center (all of which parking spaces shall meet the requirements of the Site Design Criteria); and (ii) Landlord shall construct within the portion of the Supermarket Parking Lot shown as parking areas on the Site Plan two hundred seventy (270) parking spaces (all of which parking spaces shall meet the requirements of the Site Design Criteria). All of the buildings in the Shopping Center shall be fully protected with an automatic fire suppression system approved by appropriate government authorities and the Board of Fire Underwriters, and shall be adequately set back from property lines to permit construction of the Building in the size permitted under this Lease. Landlord and Tenant shall maintain a reasonable amount of Builder's Risk Insurance throughout construction.

 6.2          Site  Information

 6.2.1 Timing of Delivery. Except as provided in Section 1.19, Landlord shall, at its sole expense, use its best efforts to deliver the Site Information to Tenant on or before sixty (60) days after the Execution Date. After delivery by Landlord to Tenant of the Site Information, Landlord shall not change, or allow changes to, the Site Information without Tenant's consent, which shall not be unreasonably withheld or delayed.

 6.2.2 Review by Tenant. Tenant shall have twenty-one (21) days after the date of delivery of each item of the Site Information in which to review the particular item of Site Information and notify Landlord of any problems therewith. If any of the Site Information is not provided within the appropriate time periods, Tenant shall have the right to obtain appropriate information at Landlord's expense. Without limiting any other right or remedy of Tenant, if the Highway Occupancy Permit is not (a) provided to Tenant prior to Tenant beginning construction of the Building, or (b) in substance reasonably acceptable to Tenant, Tenant may terminate this Lease by written notice to Landlord. If Tenant terminates this Lease, Landlord shall reimburse Tenant for Tenant's reasonable expenditures, including the preparation of Tenant's Plans.

 6.2.3 Responsibility. The approval or acceptance by Tenant of the Site Information shall not impose any present or future liability or responsibility upon Tenant or Tenant's Architect, and shall not constitute an opinion, warranty or representation of any kind by Tenant with respect to the Site Information, the sufficiency of the engineering design thereof, the quality or fitness of any materials or fixtures used pursuant thereto, or the compliance thereof with state or local building codes or with standard accepted design, architectural, engineering or building practices. Landlord shall indemnify and defend Tenant against any and all loss, cost, damage, claim, liability and expense of any kind whatsoever (including liabilities for personal injury, death, and property damage, attorneys' fees, experts' fees, court costs, costs of investigation, and settlement costs), incurred by Tenant, or any officer, director or employee of Tenant, arising out of, resulting from or relating to the Site Information, the construction of the Building (but excluding any loss directly resulting from any negligent preparation of Tenant's Plans), the construction of any other portion of the Shopping Center, and/or any failure of Landlord to perform its obligations under this Lease.

 6.2.4 Indemnification. Tenant shall indemnify and defend Landlord, its officers, directors and employees, against any and all loss, cost, damage, claim, liability and expense of any kind whatsoever (including liabilities for personal injury, death, and property damage, attorneys' fees, experts' fees, court costs, costs of investigation, and settlement costs), incurred by Landlord, or any officer, director or employee of Landlord, arising out of, resulting from or relating to, the actions taken by Tenant relating to the construction of the Building and/or any failure of Tenant to perform its obligations under this Lease.

 6.3          Tenant's  Plans

 Tenant shall cause the General Contractor to construct the Building and other improvements on the Premises in accordance with Tenant's Plans, which shall be prepared by Tenant's Architect. Within ninety (90) days after execution and delivery of this Lease, Tenant shall furnish Tenant's Plans to Landlord. Tenant's Plans shall contain fixtures (exclusive of trade fixtures), interior finishes and exterior elevations, and mechanical, automatic fire suppression systems, plumbing and electrical layouts. Landlord shall have twenty (20) days after its receipt of Tenant's Plans to specify in writing to Tenant any revisions that Landlord requests to Tenant's Plans. If Landlord requests changes in Tenant's Plans, Tenant shall give due consideration to such request, but shall not be obligated to revise Tenant's Plans, unless required by Laws or Rules or to conform to the Design Criteria. Landlord shall pay all additional design and construction costs related to any Landlord requested revisions, except those necessary to conform with Laws and Rules or the Design Criteria. If Landlord fails to provide written objections and requested revisions to Tenant's Plans within the twenty (20) day period set forth above, Landlord shall be deemed to have approved Tenant's Plans. Tenant at all times assumes and accepts sole responsibility for Tenant's Plans, notwithstanding any acceptance thereof by Landlord. The approval or acceptance by Landlord of Tenant's Plans shall not impose any present or future liability or responsibility upon Landlord, and shall not constitute an opinion, warranty or representation of any kind by Landlord with respect to Tenant's Plans, the quality or fitness of any materials or fixtures used pursuant thereto, or the compliance thereof with state or local building codes or with standard accepted design, architectural, engineering or building practices. Tenant may, from time to time, make change orders to Tenant's Plans ( Change Orders ), which Landlord shall have the right to approve, which approval shall not be unreasonably withheld or denied, which affect the exterior of the Premises, the structure of the Building or which have a material and adverse effect on the Building or the Shopping Center. Tenant shall indemnify and defend Landlord against any and all loss, cost, damage, claim, liability and expense of any kind whatsoever (including liabilities for personal injury, death, and property damage, attorneys' fees, experts' fees, court costs, costs of investigation, and settlement costs), incurred by Landlord, or any officer, director or employee of Landlord, arising out of, resulting from or relating to Tenant's Plans.

 6.4          Tenant's  Responsibilities

 Tenant shall choose the General Contractor (subject to Landlord's consent, which shall not be unreasonably withheld or delayed) and shall have the responsibilities to construct the Premises as set forth in this Lease.

 6.5          Payment

 All expenses for the construction of the Shopping Center (including the Premises, except as provided in this Section 6) shall be the expense of Landlord, and Tenant shall have no obligation to pay, or to reimburse Landlord for, any such expenses. Any Change Orders which decrease the Construction Cost shall offset any Change Orders which increase the Construction Cost, and the net cost of all Change Orders shall be reflected in the Construction Cost. Tenant shall promptly submit to Landlord all relevant invoices received by it. By way of example and not limitation, Landlord shall pay, on or before thirty
(30) days after receipt of an invoice therefor, all costs and expenses for land acquisition, site work, legal and title services, constructing on--site and off--site improvements, grading, Building Pad preparation, Landlord's and Tenant's architectural and engineering services, Tenant's invoices from the General Contractor (which shall be subject to the approval of Tenant's Architect and be in a form substantially similar to AIA Document 101 Owner-Contractor Agreement for the construction of the Building) and expenses, inspections and tests of the construction, surveys, soil and environmental investigations, environmental remediation, real estate taxes and assessments, and Landlord's interim financing. Landlord shall not be required to make more than one payment per month, Landlord's obligation to make payments shall be subject to the reasonable approval of Landlord's Architect and Landlord's obligation to make payments shall be subject to the terms and conditions of Landlord's construction loan agreement.

 6.6          Excess  Costs

 Notwithstanding the foregoing, if the Construction Cost does not equal the Construction Allowance, then: (a) if the Construction Cost is greater than the Construction Allowance, Tenant shall, at its option, either (i) pay the difference between the Construction Cost and the Construction Allowance (the "Cost Excess"), or (ii) increase Minimum Rent during the initial seven years of this Lease by an amount sufficient to amortize the Cost Excess in equal monthly payments over the first seven years of rent payments at an interest rate of 10% per annum; or (b) if the Construction Cost is less than the Construction Allowance, Landlord shall, at its option, either (i) pay to Tenant within thirty (30) days after the Rent Commencement Date the difference between the Construction Cost and the Construction Allowance (the "Cost Saving"), or (ii) reduce Minimum Rent during the initial seven years of this Lease by an amount sufficient to amortize the Cost Saving in equal monthly payments over the first seven years of rent payments at an interest rate of 10% per annum. Provided, however, that notwithstanding the foregoing, if the Cost Excess is greater than $200,000, then Landlord may require Tenant to utilize the preceding option (a)(i).

 Landlord shall keep and maintain proper and complete records documenting all costs and expenses incurred in constructing the Building. Tenant and its designees may upon request inspect at Landlord's office during normal business hours any of Landlord's books and records which relate to construction of the Building.

 6.7          Timing

 6.7.1 Commencement. Tenant shall cause construction of the Premises to commence and Landlord shall commence construction of the Shopping Center pursuant to the Construction Schedule attached as Exhibit F.

 6.7.2 Completion. Tenant shall cause the General Contractor to diligently continue construction of the Building and to complete such construction in accordance with the schedule set forth in Exhibit F), Landlord shall diligently continue construction of the Shopping Center and shall complete such construction in accordance with the schedule set forth in Exhibit F.
Landlord and Tenant agree that they will cooperate to coordinate their respective work under the Lease.

 6.7.3 Remedies. If at any time Landlord fails to perform any material obligation under this Section 6 (including failure by Landlord or its general contractor to complete any item of construction in accordance with Exhibit F), unless the delay was caused by Tenant or attributable to Force Majeure, and provided that Tenant shall make reasonable efforts to mitigate its damages, Tenant, at its option, may do any one or more of the following.

 6.7.3.1 Deduct from Minimum Rent due after the Rent Commencement Date a credit equal to all reasonably documented Tenant's damages (including payroll and advertising expenses) incurred in connection with any failure by Landlord to comply with this Section 6 or Exhibit F.

 6.7.3.2 Extend the time for completion of any construction by notice to Landlord.

 6.7.3.3 If construction of the Building Pad is not completed by July 1, 1999 or construction of the Common Areas is not completed by November 1, 1999, Tenant, by notice to Landlord prior to completion of the Building Pad or the Common Area, may terminate this Lease, in which event Tenant shall have no further obligation or liability to Landlord, and Landlord shall reimburse Tenant for all out-of-pocket costs incurred by Tenant in connection with this Lease.

 6.7.3.4 After notice to Landlord and a reasonable opportunity to cure, perform any construction obligations of Landlord, in which event Landlord shall pay to Tenant promptly upon receipt to invoices all reasonably documented costs incurred by Tenant in connection with such performance.

 6.7.3.5          Pursue any other right or remedy available at law or equity.

 6.8          Right  of  Entry

 Both Tenant and Landlord, its agents, employees and contractors (including Tenant's Architect and Landlord's Architect) shall have the right to enter the Premises and Building prior to the Rent Commencement Date for purposes of observing or inspecting construction or delivering to or installing in the Building equipment, fixtures, stock and other personal property. Any such entry by Tenant shall not be construed as acceptance of the Premises by Tenant, and Tenant shall not be obligated to pay Minimum Rent or any other rent or charges prior to the Rent Commencement Date. Each party shall, and Tenant shall instruct the General Contractor to, reasonably cooperate with the other party and their agents, employees and contractors with regard to any such entry. Tenant agrees not to unreasonably interfere with the completion of the Shopping Center in exercising its right of entry. Each party shall indemnify and defend the other party against any loss, liability, and expense arising out of, or having to do with, the activity of indemnifying party or its agents on the Premises, including any mechanics' lien claim, any claim for personal injury, death or property damage, and any attorneys' or other professional fees or costs incurred by as party as to the foregoing. Tenant shall be responsible for any equipment owned by it and installed on the Premises and Landlord shall have no liability with respect thereto.

 7.          SIGNS

 7.1          Tenant's  Sign

 Tenant, at its option and at its own expense, may install and maintain on the Premises signs of such size, color and design as Tenant elects, subject to local sign ordinances and obtaining any required governmental approvals and the approval of Landlord, which shall not be unreasonably withheld or delayed. Tenant shall also have the right to install a satellite receiving dish on the roof of the Premises, subject to any required governmental approvals.

 7.2          Pylon  Sign

 Landlord shall install a Shopping Center pylon sign and Tenant's name or trade name shall be placed on the top panel of such signs in letters at least as large as any other lettering on such signs, and the square footage of any other singular tenant's panel on such signs shall not exceed the square footage of Tenant's panel on such signs. Tenant shall design, pay for and specify the lettering, display, size, location and coloring of the panel on its signs, and Tenant shall reasonably approve the remainder of such signs. If Landlord chooses to install a sign or signs with an electronic reader board, Tenant shall be entitled to the exclusive use of any electronic reader board on such signs (except for any electronic reader boards installed on an Outlot and to be used for the business located on the Outlot). The electronic reader board shall be metered to the Building and shall be controlled from the electrical panel located inside the Building. Tenant shall be responsible for the utility costs for the electronic reader board and shall be responsible for the maintenance, repair and replacement of the electronic reader board.

 8.          TENANT'S  PROPERTY

 All Tenant's Property of whatever kind and nature kept or installed on the Premises by Tenant shall not become a part of the realty no matter how affixed to the Premises. Landlord waives and relinquishes any landlord's lien and any other rights granted to Landlord by applicable law with respect to Tenant's Property. Tenant may remove any of Tenant's Property from the Shopping Center at any time until the expiration or earlier termination of this Lease, whether such Tenant's Property is attached to the Shopping Center or not. Any Tenant's Property, and any additions and alterations of Tenant, not removed prior to the expiration or earlier termination of this Lease, shall become the property of Landlord and Landlord shall have no obligation to store Tenant's equipment.

 9.          USE

 9.1          The  Premises

 9.1.1 The Premises may be used for any lawful retail purpose. The Premises may be left vacant. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NEITHER TENANT NOR ANY SUCCESSOR, ASSIGNEE OR SUBTENANT OF TENANT, SHALL HAVE ANY OBLIGATION, EXPRESS OR IMPLIED, TO OPEN ANY BUSINESS AT THE PREMISES, TO REMAIN OPEN FOR BUSINESS IN THE EVENT A BUSINESS IS OPENED AT THE PREMISES, TO REOPEN FOR BUSINESS IN THE EVENT A BUSINESS IS OPENED AT THE PREMISES AND THEN CLOSES, OR OTHERWISE TO CONDUCT ANY BUSINESS AT THE PREMISES.

 9.1.2          Going  Dark;  Termination.

 9.1.2.1 For purposes of this Lease, the Premises shall be deemed to "Go Dark" if no business with the public has been conducted at the Premises for three hundred sixty-five (365) consecutive days, excluding any periods during which Tenant is not conducting business due to casualty, repair, remodeling, Force Majeure, or other reasons not within Tenant's reasonable control.

 9.1.2.2 If the Premises Go Dark, Landlord may notify Tenant that this Lease shall terminate unless the Premises are opened or reopened, as the case may be, for business to the public within ninety (90) days after Tenant's receipt of such notice. If the Premises are opened or reopened for business to the public within ninety (90) days after Tenant's receipt of such notice, Landlord's termination notice shall be void, and this Lease shall remain in full force and effect. If the Premises are not opened or reopened for business to the public within ninety (90) days after Tenant's receipt of such notice, Landlord's termination notice shall be effective, and this Lease shall terminate, and the parties shall be released from any obligations or liabilities accruing hereunder, effective upon the earlier of (a) ninety (90) days after Tenant's receipt of Landlord's notice, or (b) Landlord's receipt of written notice from Tenant that Tenant will not open or reopen the Premises for business to the public.

 9.1.3       It shall not be considered a default by Tenant if the Premises Go
Dark.

 9.2          Use  Restrictions  on  the  Shopping  Center

 Landlord agrees that no portion of the Shopping Center, including the Premises, shall be used or operated, and Tenant agrees that no portion of the Premises shall be used or operated:

 9.2.1          Unlawful.    In  violation  of  applicable  Laws  or  Rules.

 9.2.2          Hazardous.    In  a  dangerous  or  hazardous  manner.

 9.2.3 Nuisance. As a nuisance, or as an obnoxious use by reason of unsightliness or excess emission of odors, dust, fumes, smoke, liquid waste, noise, glare, vibration or radiation; provided, however, that nothing contained in this subsection shall limit or prohibit the operation of a supermarket, floral store or department, video store or department, liquor store or department, bank, or pharmacy in the Shopping Center, nor Tenant's erection of business communications satellite dishes on the roof of the Building.

 9.2.4 Adult Entertainment. As an adult book store, night club or discotheque, massage parlor, or any other establishment which provides live adult entertainment or which sells, rents or exhibits pornographic or obscene materials determined by reference to community standards.

 9.2.5 Bankruptcy Sale. For any fire sale, bankruptcy sale (unless pursuant to a court order) or auction house operation (provided that any tenant that goes out of business shall be entitled to hold one going out of business sale not exceeding four (4) weeks in duration unless a longer period shall be required pursuant to court order).

 9.2.6 Vehicle Facility. As an automobile, truck, trailer or recreational vehicle sales, leasing, display or repair facility.

 9.2.7 Bar or Tavern. As a bar or tavern (or any other establishment where beer, wine or liquor is served for on-premises consumption). Provided, however, that a restaurant which primarily serves food and also serves alcoholic beverages shall be allowed. Provided further, that a bar or tavern which is in a building with two or more restaurants and which primarily serves the patrons of those restaurants shall be permitted.

 9.2.8          Pawn  Shop.    As a second-hand store, flea market, pawn shop,
government surplus store, Goodwill Store, salvage store, Salvation Army Store, surplus store or liquidation store.

 9.2.9 Health Club. As a sports, health, fitness, exercise or dance facility.

 9.2.10 Miscellaneous. As a theater or cinema (except within the area outlined in orange on the Site Plan attached as Exhibit B); circus; carnival; bowling alley; doctor's or dentist's office; medical or dental health facility; veterinary hospital; funeral parlor or mortuary; car wash; game room or arcade; billiard or pool hall; unemployment office; school or place of instruction attended by students; business office; post office (unless if smaller than 2000 square feet); bingo parlor, casino, off track betting facility, or any betting establishment (except that the sale of state lottery tickets is not prohibited or restricted); or lawn and garden center.

 9.3         Use Restrictions on the Shopping Center (other than the Premises)

 As a material inducement to Tenant to enter into this Lease, without which inducement Tenant would not have entered into this Lease, Landlord agrees that no portion of the Shopping Center except for the Premises shall be used or operated:

 9.3.1 Food Exclusive. As a supermarket or other store, or department within a store, for the sale of food, groceries, fruit, produce, dairy products, vegetables, bakery products, meats, or delicatessen products for off-site consumption, provided, however that other tenants of the Shopping Center shall be permitted to sell such items so long as no more than five percent (5%) of the Rentable Feet of the Shopping Center nor more than five percent (5%) of the Rentable Feet for each of their respective premises are used for the sale of such products.

 9.3.2 Non-Retail. For any non-retail use, other than a bank or post office in the in-line space of less than 2,000 square feet, a theater, finance companies, real estate brokers and consumer finance companies and further up to two of the Outlots may be used for non-retail purposes.

 9.4          Controlled  Area

 On any property which is both (a) now or hereafter owned or controlled in whole or in part by Landlord, or by any subsidiary, affiliate or partner of Landlord, and (b) located within a radius of three miles from any portion of the Premises, Landlord will not permit the operation of a retail or wholesale supermarket or other store, or department within a store, for the sale of food, groceries, fruit, produce, dairy products, vegetables, bakery products, meats, or delicatessen products. Provided, however, that other tenants' space in such controlled area shall be permitted to sell such items so long as no more than one thousand five hundred (1,500) square feet are used for the sale of such products.

 9.5          Use  -  Remedies

 In the event of breach of any of subsections 9.2, 9.3 or 9.4 which is not cured after notice to Landlord and a reasonable opportunity to cure, Tenant shall be entitled to injunctive or other equitable relief, in addition to any rights and remedies available to Tenant under Section 19 or pursuant to applicable law.

 10.          RENT

 10.1          Minimum  Rent

 Beginning with the Rent Commencement Date and continuing until the expiration or earlier termination of this Lease, subject to the provisions of Section 19, Tenant shall pay minimum rent ("Minimum Rent") in twelve (12) equal monthly installments, in advance on or before the first day of each month, prorated for any partial month, at an annual rate equal to the initial Rentable Feet of the Premises multiplied by the following rent per square foot:
                    Years  1-5;                          $9.00 per square foot
                    Years  6-10;                         $9.50 per square foot
                    Years  11-15;                       $10.00 per square foot
                    Years  16-20;                       $10.50 per square foot
                    First  Option  Period;              $11.00 per square foot
                    Second  Option  Period;             $11.50 per square foot
                    Third  Option  Period;              $12.00 per square foot
                    Fourth  Option  Period;             $12.50 per square foot

 10.2          Rent  Reduction


 If at least 20,000 square feet of space in the Shopping Center (excluding the Premises and the theater) are not open for business within eight months of the Rent Commencement Date, Tenant shall pay Minimum Rent of $8.00 per square foot until at least such 20,000 square feet of space is open,

 10.3          Rent  Refund

 Promptly after the expiration or termination of this Lease for any reason, Landlord shall refund to Tenant all rents and other charges paid by Tenant to the extent they are allocable to any period of time after such expiration or termination, subject to any amounts owed by Tenant to Landlord.

 11.          TAXES

 Landlord shall pay, before they become delinquent, all general real estate taxes, all business privilege taxes and annual installments of special assessments related to the Shopping Center (collectively "Taxes"). Tenant shall reimburse Landlord for Tenant's Pro Rata Share of Taxes which are due and payable during the period beginning on the Rent Commencement Date and continuing until the expiration or earlier termination of this Lease, subject to the following: (a) Tenant's Pro Rata Share of Taxes will include only those amounts necessary to pay the general real estate taxes and special assessments related to the Shopping Center over the longest possible period permitted by law, even if Landlord pays any such taxes or special assessments over a shorter period; and (b) Tenant's Pro Rata Share of Taxes shall not include (i) any special assessments relating to the construction of any improvements (including site work, signals, utilities and road and/or street improvements) at or related to the Shopping Center, or (ii) any special assessments which are levied or assessed prior to the Execution Date, or (iii) any taxes or special assessments related to any Outlot.

 Taxes shall be deemed "due and payable" on the last date which such Taxes may be paid without being considered delinquent. In no event shall Tenant have any obligation whatsoever to pay any Taxes which are due and payable prior to the Rent Commencement Date or after the last day of the Lease term, even if such Taxes were levied or assessed during the Lease term and/or were levied or assessed with respect to any calendar year included (wholly or partially) within the Lease term.

 Landlord shall use its best efforts to apply for and obtain any available tax abatements or credits relating to Taxes. If Landlord obtains a TIF or similar tax abatement for the Premises, then Tenant agrees that Tenant's Pro Rata Share of Taxes during the period when such abatement is in effect (not to exceed ten (10) years) shall be paid to Landlord to partially reimburse Landlord for the cost of off-site improvements previously paid for and installed by Landlord for the benefit of the Shopping Center.

 Landlord shall not enter into any tax increment financing agreement or any other agreement requiring payment of a minimum amount of Taxes, if the Taxes payable would be higher by signing the agreement, without Tenant's prior written consent, which will not be unreasonably withheld or delayed, or unless Landlord agrees to pay the increased taxes.

 Tenant shall pay Tenant's Pro Rata Share of Taxes within 30 days after Tenant receives from Landlord an invoice therefor, together with computations demonstrating Tenant's Pro Rata Share thereof.

 Tenant shall pay any personal property taxes imposed on trade fixtures or other personal property located at the Premises, but not any personal property taxes imposed on fixtures or other personal property located anywhere but the Premises.

 Landlord shall promptly notify Tenant of any increase in Taxes. If Landlord chooses not to protest or seek a reduction in taxes, Tenant, at its option and in Landlord's name, may protest or seek a reduction or recovery of any Tax. Landlord shall render to Tenant all assistance reasonably possible, including joining in and signing any protest or pleading Tenant may request. The cost incurred by Tenant of any protest or suit shall be deducted from the savings and retained by Tenant. Tenant shall receive Tenant's Pro Rata Share of any savings, net of expenses, effected (except that Tenant shall receive one hundred percent (100%) of any net savings on Taxes on Tenant's trade fixtures and other personal property); provided, however, that Tenant shall not receive any reduction in Tenant's Pro Rata Share by virtue of the TIF or similar tax abatement for the Premises. Any costs in excess of the savings shall be Tenant's obligation. Any savings remaining after deducting the cost and
Tenant's  Pro  Rata  Share  shall  be  distributed  to  Landlord.

 Landlord shall use reasonable commercial efforts to cause the Shopping Center to be assessed as a separate tax parcel. Tenant, at Tenant's option, may apply for the Premises and the Supermarket Parking Lot to be assessed as a separate tax parcel. If the Premises and the Supermarket Parking Lot are assessed as separate tax parcels, Tenant shall pay only those Taxes which are due and payable on such separate parcel, and Tenant shall have no further obligation to pay any Taxes or Tenant's Pro Rata Share of any Taxes on the remainder of the Shopping Center.

 12.          CAM  CHARGES

 12.1          Definition

 "CAM Charges" shall mean only the reasonable and direct out-of-pocket expenses incurred by Landlord in performing the Common Area maintenance services specified in subsection 16.3. Without limiting the foregoing, all of the following shall be excluded from CAM Charges:

 12.1.1          Capital  expenditures.

 12.1.2          Depreciation.

 12.1.3          Finance  charges,  late  charges,  late  fees  or  penalties.

 12.1.4 Repairs, maintenance or replacements necessitated by the negligence of Landlord, its employees, agents or contractors.

 12.1.5          Repairs,  maintenance  or  replacements covered by insurance.

 12.1.6          Energy  charges  for  Common  Area  lighting.

 12.1.7 Costs to clean up or repair the Common Area resulting from construction, maintenance, remodeling or replacement of buildings.

 12.1.8          Taxes.

 12.1.9 The cost of any promotional fund or merchant's association expenses or activities (including costs of advertising, display and decoration, set--up, take down and clean up of promotions and any direct or indirect labor costs of Landlord relating thereto).

 12.1.10 Maintenance or repair of separate utility lines and systems designed for use by one (1) user or of lateral utility lines designed for use by one (1) user and extending from or to common lines.

 12.1.11 Any charges for any utilities (including gas, water, electricity, sewage and trash removal) relating to any tenant space in the Shopping Center.

 12.1.12 Salaries and costs of on-site maintenance personnel if such personnel perform any maintenance or services for any tenant space in the Shopping Center.

 12.1.13 Fees paid to independent maintenance and repair contractors who are related to or affiliated with Landlord, unless Landlord shows that the fees and services are necessary and provided at market rate.

 12.1.14 Any management fee, in excess of five percent (5%) of CAM Charges, payable to Landlord or to any third party for the management of the Shopping Center.

 12.1.15          Overhead  Costs  (as  defined  in      12.2  hereof).

 12.1.16 Premiums, deductibles and other costs of insurance, including automobile liability, boiler, machinery, rental loss, and property insurance. Notwithstanding the foregoing, premiums for the comprehensive general liability insurance maintained by Landlord pursuant to subsection 13.2 may be included in CAM Charges if such insurance is obtained from insurance companies that are unrelated to Landlord. If such insurance is maintained under a blanket policy, then only the portion of the premium for such blanket policy reasonably allocable to the Shopping Center may be included in CAM Charges.

 12.1.17 Any costs paid or incurred pursuant to subsection 15.1 and/or related to clean up or removal of any Hazardous Substances from the Shopping Center.

 12.2          Overhead  Costs

 "Overhead Costs" shall mean overhead and administrative costs, including all of the following:

 12.2.1 Rent and other costs of occupancy (including utilities, office supplies, office equipment, furniture and fixtures) of any office area or other space.

 12.2.2 Wages, salaries and other compensation paid to, and costs associated with, management, supervisory and office personnel, other than personnel costs (including payroll taxes and benefits) for on-site maintenance for the Shopping Center.

 12.2.3          Legal  services.

 12.2.4          Tools,  uniform  and  other  clothing  costs.

 12.2.5 Travel expenses, meals, lodging, company car and truck expenses of any kind.

 12.2.6          Data  processing  charges.

 12.2.7          Architectural,  engineering  and  inspection  fees.

 12.2.8 Music expense, donations, advertising expense, dues and subscriptions.

 12.3          Reimbursements

 CAM Charges shall be reduced by (a) any monies recovered by Landlord from an insurance company on a claim for damage to the Common Area; and (b) any monies recovered for breach of warranty on any item acquired for the performance of Common Area maintenance. Landlord shall use commercially reasonable efforts to recover any such reimbursements to which it is entitled.

 12.4          Bids

 Upon request by Tenant, Landlord shall obtain at least three (3) bids for any Common Area maintenance contracts and agrees to provide Tenant with copies of such bids at least fifteen (15) days before accepting any bid. Landlord shall accept the lowest bid received from any reasonably qualified contractor, provided that if Tenant obtains a bid for any Common Area maintenance contract from a reasonably acceptable contractor which is lower than the lowest bid received by Landlord, then Landlord shall accept the bid obtained by Tenant.

 12.5          Budget  and  Payment

 Subject to Tenant's right to audit and accept Landlord's books and records related to CAM Charges as provided herein, Tenant shall pay on a monthly in arrears basis Tenant's Pro Rata Share of CAM Charges. Beginning on the Rent Commencement Date and continuing until the expiration or earlier termination of this Lease, prior to each September 1, Landlord shall prepare and deliver to Tenant a budget for CAM Charges for the succeeding fiscal year, based upon the actual CAM Charges for the prior twelve (12) month period (except for the first twelve (12) month period of this Lease). Such budget shall be subject to the reasonable approval of Tenant. If Tenant does not respond within thirty (30) days, the budget shall be deemed approved. On the first day of each calendar month during the twelve (12) month period following approval of such budget, Tenant shall pay Landlord an amount equal to one twelfth (1/12th) of Tenant's Pro Rata Share of the approved budget for CAM Charges. If
Landlord and Tenant are unable to agree on a budget for the succeeding calendar year within thirty (30) days after delivery of the budget by Landlord to Tenant, Tenant's monthly payments for the succeeding year will be equal to one-twelfth (1/12th) of Tenant's Pro Rata Share of the actual CAM Charges for the preceding calendar year. If an item of repair or maintenance is to be accomplished in phases over a period of calendar years, such as resurfacing of the drive and/or parking areas, then the Landlord's budget shall separately identify the anticipated cost, timing and affected area of such work for both the immediately succeeding and subsequent calendar years.

 12.6          Statement

 Within forty-five (45) days after the end of each calendar year, Landlord shall provide to Tenant a statement (the "Statement"), providing an accounting of all charges incurred by Landlord in connection with the performance of Common Area maintenance for the Shopping Center. If Tenant has overpaid CAM Charges, Landlord shall pay the amount of such excess to Tenant when the Statement is delivered. If Tenant has underpaid CAM Charges, Tenant shall pay the balance owed to Landlord within thirty (30) days after Tenant's receipt of the Statement.

 12.7          Books  and  Records;  Audit

 Landlord agrees to maintain its books and records in connection with the performance of its duties hereunder in accordance with generally accepted accounting principles, consistently applied, and to maintain copies of all contracts, invoices, canceled checks and other documentation reasonably required to support the billings for CAM Charges for a period of at least three (3) years after the conclusion of each fiscal year. The failure of Landlord to include any expenditure in the Statement delivered to Tenant shall be deemed a waiver by Landlord of Landlord's right to demand payment from Tenant for Tenant's Pro Rata Share thereof unless Tenant shall seek a recalculation of its Pro Rata Share as provided below in which case Landlord may adjust its statement.

 Tenant shall have the right to audit, at Landlord's place of business and at reasonable time, Landlord's books and records (including receipted invoices, canceled checks and other supporting materials and documentation necessary to evidence Landlord's payment of CAM Charges as described above) pertaining to CAM Charges, Taxes and the operation and maintenance of the Common Areas. If such audit discloses any error in the determination of CAM Charges or Taxes, or in calculating Tenant's Pro Rata Share thereof, Landlord shall refund to Tenant any overcharge or bill Tenant for any undercharge within thirty (30) days of receipt of notice of the necessary adjustment from Tenant. The cost of such audit shall be paid by Tenant, unless Tenant shall be entitled to a refund in excess of five percent of the amount calculated by Landlord, in which case Landlord shall reimburse Tenant for the reasonable costs of such audit (whether such audit was performed by Tenant or by a third party). Tenant shall keep the results of the audit confidential, in the same manner as it treats its own confidential information.

 13.          INSURANCE

 13.1          Property  Insurance

 Landlord (with respect to the Shopping Center exclusive of the Building) and Tenant (with respect to the Building), at its own expense, shall maintain, at all times beginning on the Execution Date and ending at the expiration or earlier termination of this Lease, for the mutual benefit of Landlord and Tenant, insurance on an "All-Risk form with a face amount equal to one hundred percent (100%) of the replacement value of the insured property, with a standard co-insurance endorsement of not more than ninety percent (90%), and including coverage for losses or damages caused by floods if any portion of the Shopping Center is in a flood plain. If such form does not provide sprinkler leakage coverage, the policy or policies shall be endorsed to cover the same in an amount equal to one hundred percent (100%) of the replacement value of the insured property. CAM Charges shall not include any charges and/or expenses for insurance required by this subsection.

 13.2          Liability  Insurance

 Landlord (with respect to the Shopping Center) and Tenant (with respect to the Premises), shall maintain, at all times beginning on the Execution Date and ending at the expiration or earlier termination of this Lease, for the mutual benefit of Landlord and Tenant, a Commercial General Liability Policy or Policies (Insurance Services Office 1986 Form) or its equivalent, including a contractual liability endorsement. Such insurance to be carried by each party shall have minimum limits of not less than $2,000,000.00 (combined single limit), which shall be adjusted from time to time to a commercially reasonable level. Landlord's insurance shall include coverage for any loss, liability or damage caused by, occurring at or related to: (a) any construction by Landlord or Landlord's contractors of the Shopping Center (including the Building); (b) the Common Areas; or (c) any act or
 omission of Landlord, its agents, employees, licensees, invitees or contractors on any portion of the Shopping Center. Tenant's insurance shall include coverage for any loss, liability or damage caused by, occurring at or related to: (i) any construction by Tenant or Tenant's contractors; (ii) the Premises (excluding construction by Landlord or Landlord's contractors of the Building); or (iii) any act or omission of Tenant, its agents, employees, licensees, invitees or contractors on any portion of the Shopping Center.

 13.3          General  Requirements

 The property insurance and commercial general liability insurance policies provided for in this Section 13: (a) shall be placed with reputable insurance companies who are licensed to do business in Pennsylvania and who are listed in Best's Insurance Reports as having a quality rating of not less than A- and an adjusted-policyholder- surplus rating of not less than Class X; (b) shall name as additional insureds each of the parties hereto, their officers, directors, agents and employees, and such other persons as either party may reasonably designate; (c) shall not be able to be canceled or materially changed unless Landlord and Tenant are given written notice of such cancellation or change at least thirty (30) days in advance; (d) shall provide for severability of interests; and (e) shall provide that an act or omission of the insureds or additional insureds which would cause coverage to be voided or reduced shall not cause coverage for the other additional insureds to be voided or otherwise reduced.

 13.4          Certificates

 Upon request, each party shall deliver to the other certificates of insurance which show that such party has obtained the insurance required under this Lease. Continuing until the expiration or earlier termination of this Lease, each party shall deliver to the other a replacement certificate or a renewal certificate at least thirty (30) days before an insurance policy required under this Lease is to expire.

 13.5          Deductible

 Each of Landlord's insurance policies may contain a deductible of no more than $100,000.00. Each of Tenant's insurance policies may contain a deductible of no more than $100,000.00. Any portion of any loss, damage or claim which is not covered by any policy of insurance provided for herein due to the existence of a deductible provision or other retention in said policy shall be borne entirely by the party hereunder who is obligated to pay for such loss, damage or claim as provided in this Lease.

 13.6          Blanket  Policy

 Notwithstanding anything to the contrary contained herein, Tenant and Landlord may satisfy its obligations under this Section 13 in whole or in part by means of a so-called blanket policy.

 14.          INDEMNITY

 14.1          Indemnity  by  Landlord

 Landlord shall indemnify and defend Tenant against any and all loss, cost, damage, claim, liability and expense of any kind whatsoever (including liabilities for personal injury, death, and property damage, reasonable attorneys' fees, reasonable experts' fees, court costs, reasonable costs of investigation, and settlement costs), incurred by Tenant, or any officer, director or employee of Tenant, arising out of, resulting from or relating to any damage or injury occurring during the Lease term, as the same may be extended, at, on or about the Shopping Center (including the Premises) resulting from the actions or failure to act of Landlord and which is not the result of negligence or breach of this Lease by Tenant or any of Tenant's officers, directors, employees, contractors or assigns.

 14.2          Indemnity  by  Tenant

 Tenant shall indemnify and defend Landlord against any and all loss, cost, damage, claim, liability and expense of any kind whatsoever (including liabilities for personal injury, death, and property damage, reasonable attorneys' fees, reasonable experts' fees, court costs, reasonable costs of investigation, and settlement costs), incurred by Landlord, or any officer, director or employee of Landlord, arising out of, resulting from or relating to any damage or injury occurring during the Lease term, as the same may be extended, at, on or about the Shopping Center resulting from the actions or failure to act of Tenant and which is not the result of negligence or breach of this Lease by Landlord or any of Landlord's officers, directors, employees, contractors or assigns.

 15.          LANDLORD'S  COVENANTS

 Landlord  hereby  covenants  and  agrees  with  Tenant  as  follows:

 15.1          Hazardous  Substances

 Landlord shall take such action as is necessary to enforce the requirements contained in any leases or occupancy agreements with other tenants or occupants in the Shopping Center regarding the handling, transportation, storage, treatment, use or disposition of Hazardous Substances by such other tenants or occupants. If a Hazardous Substance is found to exist in, on, under or emanating from the Shopping Center, Landlord shall, at its sole expense, (a) promptly comply with any reporting requirements of all applicable Laws and Rules, and (b) remove and dispose of any Hazardous Substances in accordance with applicable Laws and Rules. Landlord shall, at its sole expense, seal any unused wells located at the Shopping Center in accordance with all applicable Laws and Rules. All of the foregoing must be completed by contractors licensed in accordance with applicable Laws and Rules and must be completed to the satisfaction of Tenant. If Landlord fails to meet its obligations under this subsection, Tenant may, after notice to Landlord and reasonable opportunity to cure, take remedial action with respect to such Hazardous Substances, and Landlord shall reimburse Tenant for the cost of such remedial action within 30 days after demand and proof of Tenant payment. It is the intent of the parties hereto that, except for liability caused by any release of Hazardous Substances by Tenant, its agents, contractors or employees, for which Tenant shall have the responsibility to abate and clean up, Tenant shall have no liability for damage or injury caused by, for abatement or clean up of, or otherwise with respect to, Hazardous Substances, except that Tenant shall be liable for any release of Hazardous Substances which have been caused by Tenant, its agents, contractors or employees. If a Hazardous Substance is found to exist in, on, under or emanating from the Building which has been caused by Tenant, its agents, contractors or employees, Tenant shall, at its sole expense, (a) promptly notify Landlord and cooperate with Landlord in complying with any reporting requirements of all applicable Laws and Rules and (b) remove and dispose of the Hazardous Substance in accordance with applicable Laws and Rules. All of the foregoing must be completed by contractors licensed in accordance with applicable Laws and Rules and must be completed to the reasonable satisfaction of Landlord. If Tenant fails to meet its obligations under this subsection, Landlord may, after notice to Tenant and reasonable opportunity to cure, take remedial action with respect to such Hazardous Substances, and Tenant shall reimburse Landlord for the cost of such remedial action within thirty (30) days after demand and proof of Landlord payment. Under no circumstances shall any amounts paid or incurred by Landlord pursuant to this subsection and/or for the removal or cleanup of any Hazardous Substance be included in CAM Charges.

 15.2          Licenses  and  Permits

 Landlord will reasonably cooperate with Tenant in any effort by Tenant, which shall be at Tenant's expense, to obtain any licenses, permits and approvals from any applicable governmental agencies with respect to the operation of Tenant's business at the Premises, approvals for signs and approvals for expansion.

 15.3          Shopping  Center  Buildings

 Landlord will construct at the Shopping Center, within the building envelopes outlined in blue on the Site Plan or on the Outlots, a minimum of 20,000 Rentable Feet of commercial building space, excluding the Building, of which no more than 5,000 square feet shall be on the Outlots. Landlord will not erect or permit to be erected any building, structure, kiosks or other improvement anywhere in the Shopping Center except within such building envelopes (except for one building which may be constructed on each of the Outlots in accordance with the terms of this Lease). No building, structure or other improvement in the Shopping Center other than the Building shall: (a) exceed one story in height; (b) have a roof or parapet higher than thirty-five
(35) feet above grade, or have any portion of such building, structure or improvement (including HVAC equipment and other mechanical devices or screening) higher than four feet above such roof; (c) have any rooftop equipment unless such equipment is screened in a manner satisfactory to Tenant; or (d) have a rooftop sign, except for building facade signage if no part of such signage is higher than thirty-five (35) feet above grade.

 15.4          Common  Areas

 No change of any nature will be made to the Common Areas as shown on the Site Plan without the prior written consent of Tenant, which shall not be unreasonably withheld or delayed. Provided, however, that Landlord may construct an Automatic Teller Machine and a kiosk in the areas outlined in yellow on the Site Plan without Tenant's consent. Tenant shall at all times have clear, unobstructed and adequate means of ingress and egress between each of the entrances to the Premises and Common Areas and a public street or highway. At all times beginning on the Rent Commencement Date and ending at the expiration or earlier termination of this Lease, Landlord will provide within the portion of the Common Areas shown as parking areas on the Site Plan, at Landlord's sole expense and at no charge (except to the extent included in CAM Charges), properly paved, lighted, well-drained and striped parking areas meeting all specifications contained in this Lease (including the Site Design Criteria); provided that notwithstanding any different parking ratio set forth in the Site Design Criteria, (a) the parking ratio for the Common Areas in general shall be six parking spaces for each one thousand Rentable Feet of buildings in the Shopping Center (excluding the Expansion
Area) (all of which parking spaces shall meet the requirements of the Site Design Criteria); and (b) the Supermarket Parking Lot shall at all times contain no less than two hundred seventy (270) parking spaces (all of which parking spaces shall meet the requirements of the Site Design Criteria). All Shopping Center parking shall be for the exclusive use of the tenants, employees, invitees and customers of the Shopping Center. Landlord shall use commercially reasonable efforts to require all tenants and occupants of the Shopping Center and their employees to park their automobiles in a portion of the parking area reasonably designated for employee parking, which area shall be located in the part of the Shopping Center least likely to be used by the customers of Tenant and other tenants and occupants of the Shopping Center. Tenant shall use commercially reasonable efforts to require its employees to park their cars in a portion of the parking lot reasonably designated for employee parking, which area shall be located in the part of the Shopping Center less likely to be used by customers of tenants and occupants of the Shopping Center. Landlord will not permit employees of other tenants or other occupants in the Shopping Center to park in the Supermarket Parking Lot. No portion of the Common Areas shall be used other than as driveways, walkways, parking areas and landscaped areas, except that Tenant shall have the right to use the Supermarket Parking Lot and the Common Areas adjacent to the Premises for (i) installation and use of shopping cart corrals (to the extent parking ratios are not reduced below the minimum required), and (ii) parking lot promotions and sales which do not unreasonably interfere with the operations of other tenants in the Shopping Center. There shall be no billboards erected at the Shopping Center. At all times throughout the Lease term, as the same may be extended, Landlord shall maintain parking area lighting fixtures, which Landlord agrees shall comply in all respects (including requirements of minimum foot candles per square foot) with the Site Design Criteria.

 15.5          Copies  of  Notices

 Landlord shall send to Tenant a copy of any notice received by Landlord relating to any of the following: (a) proposed plan for the material widening of any street adjacent to the Shopping Center; (b) proposed plan for the material curtailment of utilities to any portion of the Shopping Center; (c) proposed plan for urban renewal or other public projects or public works materially affecting the Shopping Center;

 (d) special assessment, reassessment, condemnation or eminent domain proceedings against or with respect to the Shopping Center; (e) pending or threatened litigation relating to the Shopping Center which would materially affect the use of the Premises or Common Areas; (f) violation of health, pollution control, building, fire, zoning or any other Laws or Rules relating to the Shopping Center; (g) proposed material change of any applicable zoning Law or Rule or planned unit development requirement relating to the Shopping Center; (h) the listing of any part of the Shopping Center in the United States Environmental Protection Agency's National Priorities List of Hazardous Waste Sites or any other list of hazardous waste sites maintained by any federal, state or local agency; (i) any proposed material revocation of any license, permit or approval relating to the Shopping Center; or (j) any material adverse fact relating to any physical condition of the Shopping Center.

 15.6          Indemnity

 Each of Landlord and Tenant shall indemnify and defend the other party against any and all loss, cost, damage, claim, liability and expense of any kind whatsoever (including liabilities for personal injury, death, and property damage; costs of conducting health-risk or other assessments; costs of abatement, clean-up, removal, or other remedial action; and reasonable attorneys' fees, reasonable experts' fees, court costs, reasonable costs of investigation, and settlement costs), incurred by the other party, or any of its officers, directors or employees arising out of, resulting from or relating to any breach by the other party of any covenant contained in this
Section  15.

 16.          REPAIRS  AND  MAINTENANCE

 16.1          Landlord's  Obligations  for  Building  and  Premises

 Following the later of: (a) final completion of the Building in accordance with Tenant's Plans as certified by Tenant's Architect; or (b) Rent Commencement Date, Landlord shall maintain, repair and replace, at Landlord's sole expense, the structure of the Building and the Premises, including the roof; foundation; walls; concrete dock ramps (except for routine maintenance); floors; structural portion of ceilings; electrical services, plumbing, sewer and other utilities serving the Premises to within five (5) feet of the outside of the Building; gutters and downspouts. Landlord shall also perform all maintenance, repair and replacement required to comply with any Law or Rule applicable to the Premises effective after the Rent Commencement Date, including NESHAP (National Emissions Standards for Hazardous Air Pollutants) and ADA (Americans With Disabilities). Landlord shall have reasonable access to the Premises during business hours, upon reasonable notice, for the purpose of making any repairs required by this Lease. All maintenance repairs and replacements required by this subsection 16.1 or subsection 16.3 below shall utilize materials at least equal to the quality, appearance and durability of the original materials and shall be done as quickly as is commercially reasonable and at such times and in such manner as shall minimize inconvenience to any business which may be conducted in the Premises. On or before the Rent Commencement Date, Tenant shall assign to Landlord all assignable guarantees and warranties from contractors and materialmen relating to any portion of the Building which Landlord is obligated to maintain.

 16.2          Tenant's  Obligations  for  Building

 Beginning on the Execution Date and ending at the expiration or earlier termination of this Lease, Tenant shall do all of the following: (a) perform all routine maintenance to the interior non-structural portions of the Building, including but not limited to plumbing fixtures, floor drains, HVAC and light fixtures (including lamps); (b) perform routine cleaning of the interior of the Building; (c) replace any broken plate glass for the Building;
(d) pay all charges of utility companies for utilities used in the Building (other than utility hookup, availability or tap fees); (e) maintain any trash receptacles, compactors and trash enclosures within or appurtenant to the Building; (f) cause the Building to comply with all Laws and Rules which are not the express responsibility of the Landlord; and (g) perform all maintenance and repairs necessitated by Tenant's failure to construct the Building in accordance with Tenant's Plans. All maintenance, repairs and replacements required to be performed by Tenant pursuant to this subsection
16.2 shall be at Tenant's sole expense and shall utilize materials at least equal to the quality, appearance and durability of the original materials.

 16.3          Landlord's  Common  Area  Obligations

 Landlord shall do all of the following at Landlord's sole expense (subject to reimbursement for any expense which is included in CAM Charges as provided in
Section  12):

 16.3.1 Maintenance. Operate, manage, maintain, repair, replace, equip and insure the Common Areas in a manner typically provided for in first class shopping centers and as required by this Lease, including maintaining, repairing and replacing (a) the surface and subsurface of the parking lots (including proper striping thereof), sidewalks, driveways and alleys situated on the Common Areas in a level, smooth and evenly covered manner; (b) Common Area pylon, entrance, exit and directional signs, markers and lights as will be reasonably required from time to time; (c) common storm drains, utility lines, sewers and other utility systems and services located in the Common Areas (including any trunk line portion of utility lines, defined as any line with more than one user); and (d) all parking area lighting fixtures.


 16.3.2 Cleanliness. Keep the Common Areas clean, safe and in good repair, with all trash and garbage for the Shopping Center and for all tenants of the Shopping Center screened from view by customers of the Shopping Center.

 16.3.3 Snow Removal. Remove snow and ice from the Common Areas down to the pavement at least once every twenty-four (24) hours when there is snow and ice, and as often as is necessary to prevent any accumulation of two (2) inches or more. Tenant, at its option, may remove any such accumulation of snow and ice which Landlord fails to remove, and Landlord shall pay the reasonable cost of such removal to Tenant. Tenant, at its option, at its own expense, may plow snow and ice having an accumulation of less than two (2) inches from the Supermarket Parking Lot and accesses and driveways to and from the

 Premises and store the same in the Common Areas as agreed to by Landlord for subsequent hauling away by Landlord.

 16.3.4 Landscaping. Maintain and care for, including fertilizing, watering, mowing and trimming, all grass, shrubs and landscaping, and maintain, repair and replace irrigation systems and water lines; provided, however, that if any tenant requires or installs "special" landscaping (i.e., beyond the landscaping requirements of the remainder of the Shopping Center), the maintenance and cost of such landscaping shall be borne solely by such tenant without cost to other parties and without inclusion in CAM Charges.

 16.3.5 Security. Maintain and light all parking lot lights and security lights (defined as lighting for all entrances, exits, interior roads, pylon signs, and such other lighting as is necessary to maintain security in the Shopping Center) at all times when any portion of the Shopping Center is open for business. Landlord is responsible for security of the Common Areas. Tenant shall be responsible for security in the Premises.

 16.3.6 No Solicitation. Maintain the Common Areas solely for the convenience and use of Tenant and the other tenants of the Shopping Center and their respective employees, licensees, customers, invitees, subtenants and assigns. To the extent permitted by law, Landlord shall not permit the Common Areas to be used for solicitation, picketing, petitioning, handbilling or any purpose which creates a disturbance, threatens safety or interferes with the operations of Tenant or the smooth flow and free passage of people to and from the Premises. Landlord hereby expressly grants to Tenant the authority, at Tenant's sole discretion, and at Tenant's risk, to police the Common Areas to prevent or cause to be removed person engaged in any such activity, provided Tenant shall not be obligated to take, and shall have no liability for not taking, any action against such persons. Tenant agrees to indemnify and hold Landlord, its employees, officers, directors and shareholders harmless from and against all costs and expenses (including reasonable attorneys' fees) incurred by such parties as a result of Tenant's activities as described in the preceding sentence.

 16.4          Parking  Area  Lighting

 Notwithstanding  the  provisions  of  subsection  16.3.5,  the  hours  of illumination of all light standards located on the Supermarket Parking Lot shall be controlled by Tenant and maintained at the level specified in the Site Design Criteria during such hours after dusk as Tenant elects to remain open for business, all subject to local ordinances. The charges for electricity provided to the Supermarket Parking Lot standards shall be separately metered (or included on Tenant's meter and controlled by Tenant), paid in full by Tenant and not included in CAM Charges. The charges for electricity for light standards along the driveway as outlined on the Site Plan in lime shall be separately metered, shall be on during such hours after dusk as Tenant elects to remain open and shall be included in CAM; provided, however, that if Tenant remains open later than other tenants, the incremental cost of the driveway lighting for such periods Tenant is open for business and other tenants in the Shopping Center are open for business shall be allocated pro-rata among such open tenants. Tenant shall pay all such costs for periods it is the only tenant which is open. The remainder of the parking area of the Shopping Center, exclusive of the Supermarket Parking Lot, shall be lighted by lighting which is separately metered to Landlord, controlled and paid for by Landlord, with such lighting being maintained at a reasonably adequate level when any portion of the Shopping Center is open for business. Except as provided above, none of the lighting costs for the parking areas of the Shopping Center shall be included in CAM Charges and Tenant shall not be required to pay any pro rata share thereof. In the event Tenant closes its business in the Premises, Tenant shall grant Landlord access to the controls to the Supermarket Parking Lot light standards and allow Landlord to operate the same at Landlord's expense, with such expense being included in CAM Charges.

 16.5          Emergency  Repairs

 Notwithstanding anything in this Lease to the contrary, in an emergency, Tenant, at its option, may make repairs required to be made by Landlord. Tenant shall make reasonable efforts to notify Landlord of the emergency. Landlord agrees to pay the reasonable cost thereof to Tenant.

 16.6          Tenant's  Option  to  Maintain  Supermarket  Parking  Lot

 Notwithstanding anything contained herein to the contrary, Tenant reserves the right, for any reason whatsoever, at any time upon thirty (30) days' prior written notice to Landlord, to assume the duties of Landlord to maintain the Supermarket Parking Lot. If Tenant elects to maintain the Supermarket Parking Lot, then (a) Tenant shall not during such period be required to pay any amount of CAM Charges, notwithstanding anything to the contrary contained in
Section 12 or elsewhere in this Lease; (b) Tenant shall maintain and insure the Supermarket Parking Lot to a level at least equal to the standard employed in the Shopping Center by Landlord and evidence of such insurance shall be a condition precedent to Tenant's rights under this Section 16.6; and (c) Landlord shall continue to maintain and insure the remaining portions of the Common Areas.

 17.          ALTERATIONS

 17.1          Right  to  Alter

 On or after the Rent Commencement Date, Tenant may make, at its sole expense, any alterations to the interior and exterior of the Building and Premises which Tenant deems necessary or desirable, provided such alterations do not reduce the size of the Building and provided that Tenant complies with all applicable Laws and Rules and the insurance requirements set forth in this Lease in making such alterations. For any alterations which affect the exterior or structure of the Building or Premises, Tenant shall obtain the consent of Landlord, which shall not be unreasonably withheld or delayed.

 17.2          No  Mechanics'  Liens

 Tenant shall have no authority to create or place any lien or encumbrance of any kind upon, or in any manner to bind, the interest of Landlord in the Premises. Tenant shall pay within fifteen (15) days all sums due for any labor, services, materials, supplies or equipment furnished to or for Tenant and which may be secured by any construction, mechanics', materialmen's or other lien against the Premises and/or Tenant's interest therein. Tenant may contest any such lien, but notwithstanding any such contest, if such lien shall be reduced to final judgment and such judgment or any process issued for the enforcement thereof is not promptly stayed, or if so stayed and such stay thereafter expires, Tenant shall forthwith pay and discharge said judgment. Tenant shall file or shall direct the Contractor to file a no-lien stipulation with the appropriate authorities for construction of the Building and the Premises.

 17.3          New  Expansion  Area


 At any time beginning on the Rent Commencement Date and ending at the expiration or earlier termination of this Lease Tenant, at its option, may expand the Premises into all or part of the area outlined in pink on the Site Plan (the New Expansion Area ). Tenant may exercise such option by written notice to Landlord. If Tenant elects to expand the Premises into the New Expansion Area, Tenant shall provide Landlord with a drawing showing the exterior design of the building to be constructed on the New Expansion Area. The plans and specifications for such expansion shall be prepared by Tenant in its sole discretion, subject to the requirements of Section 17.1. Tenant shall perform all work for a New Expansion Area in a good and workmanlike manner, in compliance with all Laws and Rules and shall carry appropriate builder's insurance reasonably satisfactory to Landlord. Tenant may finance the cost of any expansion in the New Expansion Area by either (a) entering into a mutually agreeable transaction with Landlord (which parties agree to mutually pursue in good faith for at least 30 days), or (b) paying for the cost itself as a leasehold improvement. Except as may be otherwise mutually agreed in writing pursuant to clause (a) of the previous sentence hereof, there shall be no additional Minimum Rent for the use of the New Expansion Area or the expansion constructed thereon by Tenant. For the portion of the Lease term remaining after completion of Tenant's improvements to the New Expansion Area, the Rentable Feet of the expansion shall be added (i) to the denominator of the fraction used to determine Tenant's Pro Rata Share, and
(ii) to the Building Area (except for the purposes of calculating Minimum Rent pursuant to Section 10).

 18.          ASSIGNMENT  AND  SUBLETTING

 Tenant shall at all times have the right to assign this Lease or sublet all or part of the Premises without the consent of Landlord (provided that Tenant shall remain liable for all its obligations after the assignment). If Tenant assigns this Lease, (a) Landlord and any assignee Tenant will not amend or terminate this Lease without the prior written consent of SUPERVALU Holdings, Inc., (b) SUPERVALU Holdings, Inc., in addition to any assignee Tenant, shall be entitled to all notices, rights to cure, offsets and defenses to which any assignee Tenant is entitled; and (c) no notice of exercise of an option to extend this Lease pursuant to subsection 3.2 shall be effective unless signed by SUPERVALU Holdings, Inc. No assignment of the Lease shall be effective unless such assignment is in writing, and provides that the assignee assumes the Lease and Tenant shall have provided an original executed assignment and assumption agreement to Landlord.

 19.          DEFAULT

 19.1          Default  by  Tenant

 Landlord shall give Tenant written notice of any default by Tenant under this Lease. If Landlord notifies Tenant of a monetary default, Tenant shall have ten (10) Business Days after Tenant's receipt of Landlord's default notice to cure such default; provided, however, that if the default relates to Landlord's dispute of Tenant's right to deduct any amount pursuant to this Lease, Tenant shall not be in default under this Lease unless Landlord receives a final judgment in its favor regarding the disputed amount and Tenant does not pay such judgment within five days after Tenant's receipt of written notice from Landlord of such judgment. If Tenant defaults three times in the payment of rent within a 12-month period, Tenant shall pay a 5% penalty of the amount due for the third and subsequent defaults, after notice of each default by Landlord. If Landlord notifies Tenant of a non-monetary default, Tenant shall have 30 days after Tenant's receipt of Landlord's default notice to cure such default (unless such default cannot reasonably be cured within 30 days, in which case Tenant shall have as much time to cure such default as is reasonably necessary provided Tenant promptly commences and diligently pursues such cure). Tenant shall not have any implied obligations under this Lease. Tenant shall not be considered in default under this Lease unless Tenant breaches, violates or defaults an express provision of this Lease, and does not cure such breach, violation or default within the time period permitted hereunder.

 19.2          Remedies  of  Landlord

 If Tenant fails to cure any default within the applicable cure period, then Landlord shall be entitled to all remedies available at law or in equity, including entry onto the Premises to take full and absolute possession thereof, provided Landlord makes prompt and reasonable efforts to relet the Premises at a fair market rental.

 19.3          Monetary  Default  by  Landlord

 If Landlord fails to pay any amount owed by Landlord pursuant to the terms of this Lease to anyone other than Tenant, Tenant, at its option, may pay such amount to such person upon notice to Landlord. Landlord shall reimburse
Tenant  for  all  amounts  so  paid  by  Tenant.

 If Landlord fails to pay to Tenant any amount when due, Tenant, at its option, may (a) deduct the amount owed by Landlord, including interest, from Minimum Rent and other charges due by Tenant to Landlord pursuant to the terms of this Lease; and/or (b) pursue any other remedy to which Tenant is entitled at law or in equity. If Landlord disputes Tenant's right to deduct any amount, Tenant shall not be in default under this Lease unless Landlord receives a final judgment in its favor regarding the disputed amount and Tenant does not pay such judgment within 30 days after Tenant's receipt of written notice from Landlord of such judgment.

 19.4          Non-Monetary  Default  by  Landlord

 Tenant shall give Landlord written notice of any non-monetary default by Landlord under this Lease. Landlord shall have 30 days after Landlord's receipt of Tenant's default notice to cure such default; provided, however, that if such default cannot reasonably be cured within thirty (30) days, Landlord shall have as much time to cure such default as is necessary provided Landlord promptly commences and diligently pursues such cure; and provided further, that if the default relates to a matter which, in Tenant's reasonable judgment, is of an emergency nature and Tenant notifies Landlord that the default is an emergency, the Landlord shall have only forty-eight (48) hours (or such lesser period as is reasonable under the circumstances) to cure such default. If Landlord fails to cure any such default within such cure period, then Tenant, at its option, may (a) cure the default, in which event Landlord shall reimburse Tenant for all reasonable amounts spent on such cure; and/or (b) pursue any other remedy to which Tenant is entitled at law or in equity, including enjoining any violation or threatened violation by Landlord of any provision of this Lease.

 19.5          Duty  to  Mitigate

 Tenant shall use prompt and reasonable efforts to mitigate its damages under this Lease.

 19.6          Cumulative  Remedies

 Upon the occurrence of a default under this Lease which is not cured within the time periods permitted hereunder (if any), the non-defaulting party shall be entitled to each and every right and remedy contained in this Lease or now or hereafter existing at law or in equity, which rights and remedies shall be cumulative.

 19.7          Limitations  on  Damages

 Notwithstanding anything contained in the Lease to the contrary, neither Landlord or Tenant shall be liable to one another for consequential, indirect, special or punitive damages.

 20.          DAMAGE  OR  DESTRUCTION;  RESTORATION

 20.1          Casualty  to  Shopping  Center  (exclusive  of  the  Building)

 If any portion of the Shopping Center (other than the Building and other than the movie theater shown on the Site Plan) is damaged or destroyed by any casualty, whether or not covered by Landlord's property insurance, Landlord shall, at its own expense, (a) immediately remove all rubble and debris, (b) promptly after receipt of the insurance proceeds, which Landlord shall pursue diligently, commence restoration of the Shopping Center (other than the Building or the movie theater) to its condition immediately prior to the casualty, and (c) complete such restoration as soon as practicable but in any event within eighteen (18) months after the casualty.

 20.2          Casualty  to  the  Building

 If the Building is damaged or destroyed by any casualty, Tenant, at any time within 60 days following such casualty, may terminate this Lease (effective as of the date of said casualty) by written notice to Landlord, if (a) the estimated cost of restoration of the Building exceeds fifty percent of the market value of the Building immediately prior to such casualty, or (b) the casualty occurs during the last two years of the Lease term, as the same may be extended, or (c) the estimated cost of restoration of the Building exceeds the amount of insurance proceeds (adding back any applicable deductibles) to be received by Tenant for the damage or destruction to the Building (exclusive of proceeds for Tenant's fixtures, equipment, property, inventory and business interruption), or (d) restoration of the Building is prohibited or greatly restricted by applicable Laws and Rules. If the Lease is terminated, Tenant shall remove all Building rubble and debris. If this Lease is not so terminated, (i) Tenant shall immediately remove all Building rubble and debris, (ii) within 90 days after the casualty, Tenant shall commence restoration of the Building to its condition immediately prior to the casualty, (iii) Tenant shall complete such restoration as soon as practicable but in any event within one year after the casualty, and (iv) Landlord shall assign to Tenant all insurance proceeds relating to the damage or destruction of the Building. If this Lease is so terminated, (x) Tenant shall assign to Landlord all insurance proceeds relating to the damage or destruction of the Building (exclusive of proceeds for Tenant's fixtures, equipment, property, inventory and business interruption), after deducting any amounts due from Landlord to Tenant and (y) Tenant shall have a reasonable time to remove its salvageable fixtures, equipment, property and inventory.

 20.3          Rent  Abatement

 If any casualty to any portion of the Shopping Center would materially adversely interfere, in Tenant's reasonable judgment, with the operation of the business at the Premises, and if Tenant, as it is permitted to do at any time, suspends sales to the public, then all rents and other charges payable by Tenant under this Lease shall abate from the date of such suspension until the earlier of (a) the date such business is resumed, or (b) the date thirty
(30) days following the completion of restoration. If any casualty to the Shopping Center occurs and Tenant has not suspended its business at the Premises, but adequate parking is not available or access to the Premises is materially impaired, then for the period between the date of such casualty and the date of complete restoration thereof, Tenant shall pay to Landlord in lieu of monthly Minimum Rent, payable on or before the twenty-fifth (25th) day of the succeeding month, the lesser of (i) one and one-half percent (1-1/2%) of the Gross Sales from the Premises during such month (excluding sales taxes, vending machine sales, postage stamp and ticket sales, money order sales, bad checks and uncollected credit), or (ii) the monthly Minimum Rent which would otherwise be due for such month.

 20.4          Party  Wall

 In the event any restoration is required pursuant to this Section 20, Landlord and Tenant shall each be responsible for one-half of the cost of restoring any common wall between the Building and the remainder of the Shopping Center.

 20.5          Waiver  of  Claims;  Subrogation


 Notwithstanding any other provision of this Lease to the contrary, Landlord and Tenant, and anyone claiming by, through or under Landlord or Tenant as a result of a right of subrogation or otherwise, hereby release and discharge the other from any and all claims and damages whatsoever resulting from or arising out of any fire or other casualty to the Shopping Center to the extent such claims or damage are covered by insurance.

 21.          EMINENT  DOMAIN

 21.1          Taking

 Landlord shall immediately notify Tenant of any proposed taking by condemnation, the exercise of any power of eminent domain or like process or deed in lieu thereof ("Taking") of any part of the Shopping Center, and Tenant may participate and intervene in the trial and settlement of any Taking. Landlord shall not enter into any such settlement without Tenant's prior written consent, which consent will not be unreasonably withheld.

 21.2          Termination

 If there shall be a Taking of (a) any material part of the Premises or the Supermarket Parking Lot, (b) all or any material part of the Shopping Center,
(c) any right-of-way adjoining or approach or access to the Shopping Center, or (d) more than ten percent of the parking spaces at the Shopping Center, then Tenant, by notice to Landlord, may terminate this Lease, effective as of the date of the Taking.

 21.3          Restoration

 If there is a Taking of any portion of the Shopping Center and Tenant does not terminate this Lease, Landlord shall, at its sole expense, as promptly as possible, restore the Shopping Center, as nearly as practicable, to the condition immediately prior to the Taking.

 21.4          Suspension  of  Business

 If there is a Taking of any part of the Shopping Center or any part of the rights-of-way adjoining, or approaches or access to, the Shopping Center which, in Tenant's reasonable judgment, would materially adversely interfere with the operation of the business at the Premises, and if Tenant, as it is permitted to do at any time, suspends sales to the public, then all Minimum Rent and other charges payable by Tenant under this Lease shall abate from the date of such suspension until the earlier of (a) the date such business is resumed, or (b) the date 30 days following the completion by Landlord of restoration of the Shopping Center.

 21.5          Rent  Abatement

 Subject to the provisions of subsection 21.4, if there is a Taking of any part of the Premises, the Common Areas or any part of the rights-of-way adjoining, or approaches or access to, the Shopping Center, and Tenant does not terminate this Lease, all Minimum Rent and other charges due under this Lease from and after the date of the Taking shall be proportionately reduced. For the purpose of such reduction, Minimum Rent and other charges payable under this Lease shall be deemed allocable seventy percent (70%) to the Premises, twenty percent (20%) to the access ways and the Supermarket Parking Lot and ten percent (10%) to the balance of the Common Areas.

 21.6          Award

 If this Lease is terminated by reason of a Taking, Landlord shall have the right to, and reserves to itself, all damages and awards arising as a result of the Taking; provided, however, Tenant shall be entitled to claim, prove and receive any separate award from the condemning authority as may be allowed for
(a) the book value of all leasehold improvements made by Tenant, (b) Tenant's moving and relocation expenses, (c) the loss of value or damage to Tenant's fixtures, plus (d) the loss of the value of Tenant's leasehold interest, including any New Expansion Area if paid for by Tenant.

 21.7          Mortgage  Provisions

 Each mortgage, trust deed and lien encumbering any part of the Shopping Center shall specifically provide for the use and application of insurance proceeds and Taking awards, and shall recognize Tenant's rights upon a casualty or Taking, in the manner and to the extent set forth in this Lease.

 22.          ESTOPPEL  CERTIFICATES

 Each party shall, within thirty (30) days after written request from the other party (but not more often than twice in any twelve (12) month period), execute and deliver to the other party a certificate in the form attached hereto as Exhibit H, or such other information as is reasonably requested.

 23.          SUBORDINATION

 If the Premises are subject to any mortgage or ground lease on the Execution Date, Landlord will furnish to Tenant, within sixty (60) days after the Execution Date, a Subordination and Nondisturbance Agreement in the form attached hereto as Exhibit I (the "Subordination Agreement") executed in recordable form by Landlord and the holder of such mortgage or ground lease. If Landlord fails to so deliver the Subordination Agreement, Tenant may terminate this Lease by notice to Landlord delivered within ninety (90) days after the Execution Date. Tenant agrees that, if requested by Landlord, Tenant will enter into a Subordination Agreement with the holder of any mortgage which may hereafter encumber the Premises, which shall provide that the Lease will be subordinate to any future mortgage or ground lease provided the mortgagee enters into the Subordination Agreement.

 24.          RECORDING

 Concurrently herewith the parties shall execute a memorandum of lease in the form attached hereto as Exhibit J. Landlord shall immediately record, at its expense, such memorandum of lease in the records of the county where the Shopping Center is located. Except for such memorandum of lease, this Lease will not be recorded.

 25.          NOTICES

 All notices given under this Lease shall be in writing and shall be sent postage prepaid by either (a) United States certified mail, return receipt requested, or (b) for delivery on the next Business Day with a nationally-recognized express courier. All such notices shall be sent to the following addresses, until such addresses are changed by 30 days' notice:

 LANDLORD:           Willowbrook  Properties,  Inc.
                     d/b/a  NBI  Development  Corporation
                     1880  Industrial  Circle,  Suite  F
                     Longmont,  CO    80501

 With  a  copy  to:  Morris  D.  Weiss

                     Before  March  20,  1999:
                     Willowbrook  Properties,  Inc.
                     d/b/a  NBI  Development  Corporation
                     701  Brickell  Ave.,  Suite  2100
                     Miami,  FL  33131

                     After  March  20,  1999:
                     c/o National Bancshares Corporation of Texas 12400 Highway 281 North
                     San  Antonio,  TX    78216

 With  a  copy  to:  Jay  H.  Lustig
                     Willowbrook  Properties,  Inc.
                     d/b/a  NBI  Development  Corporation
                     PO  Box  505
                     Belle  Vernon,  PA    15012

 TENANT:             SUPERVALU  Holdings,  Inc.
                     Attn:  Legal  Department
                     11840  Valley  View  Road
                     Eden  Prairie,  MN    55344-3691
                     (including  after  assignment)

 With  A  Copy  To:  SUPERVALU  Holdings,  Inc.
                     Attn:  Real  Estate  Department
                     PO  Box  29    Finley  Road
                     Belle  Vernon,  PA    15012

 And  with  a  copy  to  the  Premises.

 Notices  shall  be  deemed given as of the date such notice is postmarked, if sent by certified mail, or is placed with an express courier, if sent by express courier. If the last day for giving any notice or taking any action required or permitted under this Lease would otherwise fall on a Saturday, Sunday, or legal holiday, that last day shall be postponed until the next legal Business Day.

 26.          MISCELLANEOUS

 26.1          Entire  Agreement;  Enforceability

 This Lease, including any Recitals and any attached Exhibits, all of which are made a part of this Lease, contains the entire agreement of the parties concerning this subject matter. This Lease should be read carefully because only those terms in writing in this Lease are enforceable. No other terms or oral promises which are not in this Lease may be legally enforced, and no promises, projections, inducements or representations made before the Execution Date will change the terms of this Lease or be binding on any party. No promises or other terms shall be implied in this Lease.

 26.2          Amendments

 No amendment of this Lease shall be binding unless it is in writing and signed by the party against whom enforcement is sought.

 26.3          Binding  Effect;  No  Third  Party  Beneficiaries

 This Lease shall both bind and benefit the parties to this Lease and their respective heirs, personal representatives, successors, and assigns. The parties do not intend that there be any third party or other beneficiaries of this Lease except only Landlord, Tenant, and SUPERVALU Holdings, Inc. in the event the Tenant's interest in this Lease is assigned, and their respective heirs, personal representatives, successors and permitted assigns. The covenants, agreements, conditions, terms, obligations, limitations and undertakings in this Lease shall be construed as covenants running with the land.

 26.4          Waivers;  Consents

 A party (or SUPERVALU Holdings, Inc. in the event the Tenant's interest in this Lease is assigned) shall not be deemed to have made a waiver, consent or approval under this Lease unless it does so in writing, and the mere failure of such person or entity to act to enforce any provision of this Lease shall not be considered a waiver, consent or approval and shall not prevent that person or entity from enforcing any provision of this Lease in the future. Wherever this Lease requires obtaining the waiver, consent or approval of any person or entity, such waiver, consent or approval may be granted or withheld in such person or entity's sole discretion unless this Lease expressly provides otherwise. Any waiver, consent or approval under this Lease shall apply only to the matter expressly waived, consented to or approved, and shall not be deemed to be a waiver, consent or approval of any subsequent breach or of any other provision of this Lease. Wherever this Lease provides for an action to be taken at a person or entity's option, the decision whether or not to exercise such option shall be in such person or entity's sole discretion, unless otherwise expressly provided.

 26.5          Time  of  the  Essence

 Time  is  of  the essence with respect to all matters provided in this Lease.

 26.6          Severability

 The invalidity or unenforceability of one provision of this Lease will not affect the validity or enforceability of the other provisions.

 26.7          Captions

 The section numbers and captions are inserted only as a matter of convenience, and do not in any way define, limit, or describe the scope or intent of this Lease. Any references in this Lease to a Section or subsection shall refer to such Section or subsection of this Lease, unless expressly provided otherwise.

 26.8          Interpretation  of    including    and    day

 Wherever the word "including" is used in this Lease, or in any recital or exhibit to this Lease, it shall mean "including without limitation." Wherever the word "day[s]" is used in this Lease, or in any recital or exhibit to this Lease, and the word business does not appear immediately before such word, such word shall mean "calendar day[s]."

 26.9          Counterparts

 This Lease may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

 26.10          Governing  Law

 This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

 26.11          No  Partnership

 Landlord shall not be in any sense a partner of Tenant in the conduct of Tenant's business, and the relationship between the parties hereto shall be solely that of landlord and tenant.

 27.          NO  OFFER

 The submission of this Lease for examination and negotiation does not constitute an offer to enter into an agreement, and this Lease shall not be binding on any party until it is executed and delivered by each party to this Lease.

 28.          WAIVER  OF  TRIAL  BY  JURY

 The parties to this Lease, and any guarantors of this Lease, waive the right to a trial by jury in any action or proceeding based upon, or related to, the subject matter of this Lease. This waiver is knowingly, intentionally and voluntarily made. Landlord and Tenant acknowledge they have each been represented (or have had the opportunity to be represented) in the signing of this Lease and in the making of this waiver by legal counsel.

 29.          FORCE  MAJEURE

 Unless expressly provided otherwise, the time within which any party to this Agreement is required to perform any act shall be extended to the extent that performance of such act is delayed by Force Majeure, but only if such delay was beyond that party's reasonable control and was not caused by its fault or negligence. Force Majeure shall mean acts of god, fire, abnormal weather, explosion, riot, war, labor disputes, governmental restrictions, inability to obtain necessary materials, or any other cause beyond such party s reasonable control. If a delay of performance occurs and such delay is excusable under this provision, the period for performance shall be extended for a time equal to the time lost because of the Force Majeure, but only if the party entitled to such extension gives prompt notice to the other party of the occurrence causing the delay and if the party so excused acts in good faith and uses due diligence to perform. The inability to obtain financing or lack of money shall not constitute Force Majeure, and this provision shall not excuse non-payment of monies owed hereunder.Tenant and Landlord have executed this Lease as of the Execution Date.

TENANT:

SUPERVALU  Holdings,  Inc.

 By:   /s/  Steven  P.  Kilgriff
       Steven  P.  Kilgriff
 Its:  Vice  President

LANDLORD:

WILLOWBROOK  PROPERTIES,  INC.

By:    /s/  Jay  H.  Lustig

Its:   CEO

                                   EXHIBIT A

                        Rostraver Township, Pennsylvania

                      LEGAL DESCRIPTION OF SHOPPING CENTER

                              WILLOWBROOK PLAN OF LOTS
                                     LOT 1


All that certain piece of parcel of ground situated in Rostraver Township, Westmoreland County, Pennsylvania, being a part of a larger piece of parcel being described as follows:

Beginning at an iron pin along the right-of-way line of SR 0051; thence along said right-of-way N63 07'00" W 302.65 feet to a point; thence N26 53'00" E
250.00 feet to a point; thence N63 07'00" W 497.01 feet to a point; thence along a curve having a chord of S71 53'00" W 35.36 feet with a radius of 25.00 feet to a point; thence S26 53'00" W 200.00 feet ot a point; thence along a curve having a chord of S18 07'00" E 35.36 feet with a radius of 25.00 feet to a point; thence N63 07'00" W 100.00feet to a point; thence along a curve having a chord of N71 53'00" E 35.36 feet with a radius of 25.00 feet; thence N26 53'00" E 200.00 feet to a point; thence by a curve having a chord of N18 07'00" W 35.36 feet with a radius of 25.00 feet to a point; N63 07'00" W
276.48  feet  to  a point; thence along a curve having a chord of S71 53'00" W
35.36 feet with a radius of 25.00 feet to a point; thence S26 53'00" W 200.00 feet to a point; thence along a curve having a chord of S18 07'00" E 35.36 feet with a radius of 25.00 feet to a point; thence N63 07'00" W 150.00 feet to a point; thence along a curve having a chord of N71 53'00" E 35.36 feet with a radius of 25.00 feet to a point; thence N26 53'00" E 194.75 feet to a point; thence along a curve having a chord of N18 07'00" W 35.36 feet with a radius of 25.00 feet to a point; thence N63 07'00" W 190.18 feet to a point; thence along a curve having a chord of N82 38'35" W 134.70 feet with a radius of 201.50 feet to a point; thence S77 49'50" W 132.00 feet to a point;thence along a curve having a chord of N82 38'35" W 208.57 feet with a radius of
312.00 feet to a point; thence N63 07'00" W 121.79 feet to a point; thence along a curve having a chord of S64 09'39" W 58.88 feet with a radius of 37.00 feet to a point; thence N63 07'00" W 52.67 feet to a point; thence along a curve having a chord of N34 36'21" E 9.94 feet with a radius of 37.00 feet to a point; thence along a curve having a chord of N71 53'00" E 123.04 feet with a radius of 87.00 fet to a point; Thence s63 07'00" E 121.79 feet to a point; thence along a curve having a chord of S82 38'35" E 175.14 feet with a radius of 262.00 feet to a point; thence N77 49'50" E 132.00 feet to a point; thence along a curve having a chord of S82 38'35" E 168.12 feet with a radius of
251.50 feet to a point; thence S63 07'00" e 190.18 feet to a point; thence along acurve having a chord of N71 53'00" E 35.36 feet with a radius of 25.00 feet to as point; thenceN26 53'00" E 238.74 feet to a point; thence S63 07'00" E 74.00 feet to a point; thence N26 53'00"E 335.18 feet to a point; thence S63 03'48" E 1024.05 feet to a point; thence S14 04'00" W197.50 feet to an iron pin, said iron pin also begin the corner of lands now or formerly of Richard and Agnes Hixson; thence along the lands of Hixson S14 04'00" W 718.04 feet to an iron pin, the place of beginning; containing 20.25 acres according to a survey by McMillen Engineering.

                                   EXHIBIT B

                        Rostraver Township, Pennsylvania

                                   SITE PLAN

                                  Color Guide

            [For reference purposes only, Lease language to control]

 Lease  Section            Description                             Color

     15.3                  building  envelopes                     blue

     1.17                  Premises                                red

     1.20                  Shopping  Center                        brown

     1.23                  Supermarket  Parking  Lot               green

     17.3                  New  Expansion  Area                    pink

   9.2.10                  theater  area                           orange

     1.15                  Outlots                                 gray

      1.5                  Common  Areas                           purple

     15.4                  kiosk  area                             yellow

     16.4                  driveway  lighting  area                lime

                                   EXHIBIT C

                        Rostraver Township, Pennsylvania

                             PERMITTED ENCUMBRANCES

 1.          General  real  estate  taxes  not  yet  due  and  payable.

 2. Coal and mining rights and all rights and privileges incident to the mining of coal heretofore conveyed or reserved by instruments of record; right of surface, lateral or subjacent support; or any surface subsidence.

 3. Excepting and reserving all coal and mining rights, oil and gas and appurtenant rights and right to maintain and operate a line of telegraph, telephone and power poles as set forth in deed from Pittsburgh Coal Company to Jesse Smith, et us., dated April 6, 1939 and recorded in Deed Book Volume 1030, page 458.

 4.          The  following  rights  of  way:

 a)          Grantor:    Jesse  Smith  and  Maude  G.  Smith
 Grantee:    Manufacturers  Light  and  Heat  Company
 granted by instrument dated November 1, 1954, and recorded in Deed Book Volume 1548, page 304, for 8 inch pipe line.

 5. Excepting and reserving from subject property all that certain parcel of land containing 0.393 acre as conveyed by Maude G. Smith, widow and Dorothy
G. Smith, single to James Sabo and Margaret Sabo, his wife, dated November 27, 1979 and recorded in Deed Book Volume 2346, page 449.

 6.          All  roads,  public  or  private,  affecting  the  premises.

                                   EXHIBIT D

                              SURVEY REQUIREMENTS

                        Rostraver Township, Pennsylvania

The Survey shall be prepared and certified by a land surveyor licensed in the State in which the Premises is located and who is acceptable to Tenant. The Survey shall: (a) be made in accordance with the Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys, jointly established and adopted by ALTA and ACSM in 1992; (b) include the items marked on the attached Table A; (c) be made pursuant to the Accuracy Standards (as adopted by ALTA and ACSM and in effect on the date of the Certification) of an Urban Survey; and (d) be made in accordance with the appropriate state land survey standards. The Survey shall show the exact location, boundaries, and the Rentable Foot of the Premises [and shall show the elevations of the principal parts of the Premises,] and shall disclose no gaps, gores, encroachments, easements, boundary overlaps or physical matters which would adversely affect the marketability of title to the Premises [or which would adversely affect or interfere with the Site Plan or the construction of the Premises in accordance with the Tenant's Plans].

The  Survey  shall  be  certified  as  follows:

                                 CERTIFICATION

 This is to certify to SUPERVALU HOLDINGS, INC. ( SUPERVALU ), and Commonwealth Land Title Insurance Company (or any other party that SUPERVALU designates) that I have surveyed the property described above (the Property ) according to the requirements for land surveyors in the State of _________________; that this survey was made on the ground according to the field notes shown on this survey; and that this survey is a true representation of the Property and correctly shows the size, location and the exterior boundaries of the Property. The survey also correctly shows by document number all recorded easements described in the commitment for title insurance issued by Commonwealth Land Title Insurance Company No. ________, with effective date of ____________, 1999. Adequate ingress to and egress from the Property is provided by ___________________________________________
[name of streets], which are paved and dedicated public rights-of way maintained by _____________________________[name of maintaining authority]. The Property does not serve any adjoining property for drainage, ingress and egress or any other purpose. [I further certify that Parcels _______ through ______ adjoin each other along their common boundaries without gaps or overlaps.]

 I further certify that a map or plat and the survey on which it is based were made (i) in accordance with the Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys jointly established and as adopted by the ALTA/ACSM in 1992 subject to the following exceptions:

____________________________________________________________  [list  any exceptions] and includes the marked items on the attached Table A; and (ii) pursuant to the accuracy standards (as adopted by ALTA and ACSM and in effect on this date of certification) of an Urban Survey

 Dated:  _________________________
                                        ______________________________________
                                        _____________ Registered Land Surveyor
                                        Registration  No.
                                        ______________________________________
                                        Name: ________________________________
                                        Address  :  __________________________
                                        ______________________________________
                                        Telephone:    (        )_______________

                                    TABLE A

               OPTION SURVEY RESPONSIBILITIES AND SPECIFICATIONS

 NOTE:    The  Items  of  Table  A must be negotiated between the surveyor and
client.    It  may be necessary for the surveyor to qualify or expand upon the description  of these items, e.g., in reference to Item 6, there may be a need
for  an  interpretation  of  a  restriction.    The  surveyor  cannot  make  a
certification  on  the  basis  of  an  interpretation.
If checked, the following optional items are to be included in the ALTA/ACSM LAND TITLE SURVEY:
 1. Monuments placed (or a reference monument or witness to the corner) at all major corners of the boundary of the property, unless already marked or referenced by an existing monument or witness to the corner.
 2. Vicinity map showing the property surveyed in reference to nearby highway(s) or major street intersection(s).
 3. Flood zone designation (with proper annotation based on Federal Insurance Rate Maps or the state or local equivalent, by scaled map location and graphic plotting only).
 4.   Land  area  as  specified  by  the  client.
 5.   Contours  and  the  datum  of  the  elevators.
 6.   Identify, and show if possible, setback, height and bulk restrictions of  record or disclosed by applicable zoning or building codes (in addition to
those  recorded  in  subdivision  maps).    If  none,  so  state.
 7.   (a)  Exterior  dimensions  of  all  buildings  at  ground  level.
      (b)  Square  footage  of:
        (i) exterior foot print of all buildings, or gross floor area of all buildings, at ground level; and
        (ii) other  areas  to  be  defined  by  client.

      (c)  Height  of  all  buildings  above  grade  at  a  defined  location.
 8. Substantial, visible improvements (in addition to buildings) such as signs, parking areas or structures, swimming pools, etc.
 9. Parking areas and, if striped, the striping and the type (e.g., handicapped, motorcycle, regular, etc.) and number of parking spaces.
 10.  Indication of access to a public way such as curb cuts, driveways marked.
 11. Location of utilities serving or existing on the property as evidenced by on-site observation or as determined by records provided by client, utility companies and other appropriate sources (with reference as to the source of information) (for example):
      (a)  railroad  tracks  and  sidings;
      (b) manholes, catch basins, valve vaults or other surface indications of subterranean uses;
      (c)  wires  and  cables (including their function) crossing the surveyed premises, all poles on or within ten feet of the surveyed premises, and the dimensions of all crosswires or overhangs affecting the surveyed premises; and
      (d)  utility  company  installations  on  the  surveyed  premises.
 12.  Governmental Agency survey-related requirements as specified by the client.
 13.  Significant  observations  not  otherwise  disclosed.
 14.  _______________________________
      _______________________________
      _______________________________
      _______________________________
      _______________________________
      _______________________________

                                   EXHIBIT E

                        Rostraver Township, Pennsylvania

                              SITE DESIGN CRITERIA

                        [Provided under separate cover]

                                   EXHIBIT F

                        Rostraver Township, Pennsylvania
          LANDLORD/GENERAL CONTRACTOR CONSTRUCTION COMPLETION SCHEDULE


 1. Grading and preparation of the building pad for the Building shall be completed, Tenant shall be provided with compaction tests on such grading and preparation, and such Premises improvements as shall be necessary to commence construction of the Building (including all necessary work relating to site clearance, material staging area, grading, engineered fill, water retention, mass earthwork, front and rear access suitable for cement trucks and construction equipment, and roads to the Building) shall be completed on for before July 1, 1999.

 2. Landlord shall deliver a completed building pad for the Building to Tenant on or before July 1, 1999.

 3. Access to temporary utilities, including electrical service, construction water and temporary phone, shall be completed on or before July 1, 1999.

 4. The site ingress/egress approaches for the Premises shall be completed on or before October 1, 1999.

 5. Construction of the Supermarket Parking Lot shall be completed on or before 60 days prior to the store opening for business.

 6. The construction and erection of all signs and pylon signs required pursuant to this Lease, with the exception of signs for the Building, shall be completed on or before 60 days prior to the store opening for business.

 7. All utility lines, conduits and piping shall be completed, and permanent gas service for the Building shall be provided, on or before 90 days prior to the store opening for business.

 8. All utility lines, conduits and piping shall be completed, and permanent power and electrical service and telephone for the Building shall be provided, on or before 120 days prior to the store opening for business.

 9. All utility lines, conduits and piping shall be completed, and permanent storm sewer service and lift station for the Building shall be provided, on or before August 1, 1999.

 10. All utility lines, conduits and piping shall be completed, and permanent water service,mains, hydrants and pipes for the Building shall be provided, on or before August 1, 1999.

 11. All utility lines, conduits and piping shall be completed, and permanent sanitary sewer service and lift station for the Building shall be provided, on or before 120 days prior to the store opening for business.

 12. All utility lines, conduits and piping shall be completed, and permanent utilities and services for the remainder of the Shopping Center shall be provided, on or before 90 days prior to the store opening for business.

 13. Acceleration and deceleration lanes, turn lanes, curbs, gutters, medians, rights of way and asphalt paving and striping of all entrances to the Premises shall be installed on or before November 1, 1999.

 14. All traffic control signs, directional arrows, handicapped parking signs and other markings to direct truck and customer access to and from the Premises and traffic through the parking areas so as to keep the areas in from of the front door and parcel pick-up area, if any, of the building free from parking and open for travel by Tenant's customers shall be erected on or before November 1, 1999.

 15.          Landscaping  shall  be  installed on or before November 1, 1999.

 16. The Parking Areas, sidewalks, driveways, and service areas shall be constructed, including paving, curbs, gutters, medians, bumpers, lighting and striping, on or before 60 days prior to the store opening for business.

Pursuant to the terms of Section 6 of the lease, all of the preceding are obligations of Landlord.

                                   EXHIBIT G

                        Rostraver Township, Pennsylvania

                           DEFINITION OF GROSS SALES

For purposes of this Lease, the term "Gross Sales" means the entire amount of the actual sales price of all merchandise sold in the ordinary course of business to retail customers at the Premises by Tenant, or any subtenant of Tenant, during the Lease term, as the same may be extended. All of the following shall be excluded from "Gross Sales":

 1. Any sums collected and paid out for sales or excise taxes based on the sale of merchandise and required by law, whether now or hereafter in force, to be paid by Tenant or its subtenant or collected from its customers, to the extent that such taxes have been included in the gross sales price.

 2. The exchange or transfer of merchandise between the stores of Tenant or its subtenant, provided such exchanges or transfers of merchandise are made solely for the convenient operation of the business of Tenant or its subtenant and not for the purpose of consummating a sale made at, in, from, or upon the Premises.

 3.          The  amount  of  returns  to  shippers  or  manufacturers.

 4.          The  amount  of  any  promotional  allowances.

 5. The amount of any cash or credit refund made upon any sale where the merchandise sold, or some part thereof, is returned by the purchaser.

 6.          Sales  of  fixtures.

 7.          Sales  from  vending  machines.

 8.          Sales  of  postage  stamps.

 9.          Sales  of  liquor,  alcohol,  cigarettes  and  tobacco.

 10.          Rental  fees  or  sales  of  services.

 11.          Sales  of  tickets  (including  airline  and  lottery  tickets).

 12.          Sales  of  money  orders.

 13. Tips and gratuities paid to employees of Tenant or its subtenant (whether in cash, by credit card or by charge account).

 14.          Bad  checks  and  uncollected  credit  and  charge  accounts.

 15. Any sums and credits received in settlement of claims for loss or damage to merchandise in stock or transit to Tenant or its subtenant.

 16. Any sale in bulk of all or substantially all of Tenant's or its subtenant's inventory in connection with the sale or transfer of Tenant's or its subtenant's business or the cessation of such business.

 17. Any rent and other occupancy charge paid by any subtenant, concessionaire, licensee, or other third party.

 18. Any deposits, receipts, fees and other amounts relating to any banking facility or business, regardless of whether said banking facility or business is operated by Tenant or by any subtenant, concessionaire, licensee or other third party.

 19.          Gift  certificates.

 20.          Sales  of  cardboard  and  produce  boxes.

 21. Any reimbursement for, and/or handling fee paid in connection with, coupons (whether manufacturers' coupons or store coupons).

                                   EXHIBIT H

                        Rostraver Township, Pennsylvania

                              ESTOPPEL CERTIFICATE


 Dated:       ______________________

 To:          ______________________
              ______________________
              ______________________

 Re:          Lease  (the  "Lease")  dated  _____________________  between
__________________, as Landlord, and SUPERVALU Holdings, Inc., Tenant, for Premises located in Rostraver Township, Pennsylvania.

Ladies  and  Gentlemen:

The undersigned certifies to you, to the best of the undersigned's knowledge, as follows:

 1. The Lease is in full force and effect and has not been amended or modified except as set forth in Exhibit A.

 2.          Minimum  Rent  of $_________ has been paid through _____________.

 3. The undersigned has not given or received a notice complying with the notice provisions in the Lease relating to a default which has not yet been cured [OTHER THAN ___________________________].

 4. The Rent Commencement Date of the Lease was ________________________. The expiration date of the present term of the Lease, excluding unexercised renewals, is _________________________.


 _____________________________________


 By:  ________________________________

 Its: ________________________________

                                   EXHIBIT I

                        Rostraver Township, Pennsylvania

            SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

This Agreement is made by Willowbrook Properties, Inc. ("Landlord"), ____________________ ("Mortgagee") and SUPERVALU HOLDINGS, INC., ("Tenant") as of the ____ day of _________, _____ (the "Execution Date").

                                   RECITALS:

 A. Landlord is the owner of certain property (the "Shopping Center") situate in the Rostraver Township, County of Westmoreland, State of Pennsylvania and more particularly described in Exhibit A attached hereto:

 B. Landlord and Tenant are parties to a lease dated March 12, 1999 as amended from time to time thereafter (said lease as so amended hereinafter referred to as Lease) covering a portion of the Shopping Center ("Leased Premises") which Leased Premises are more fully described in the Lease;

 C. The Shopping Center is to be encumbered by a certain ________________ ("Mortgage") to secure certain obligations of Landlord to Mortgagee, which Mortgage is more fully described as follows:
 _______________________________  executed  by  Landlord  to  Mortgagee  dated
________________  and  recorded  in  the office of ________________, County of
________________,  State  of  ____________  as  Document  No.  ______________.


                                   AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

 1. Mortgagee hereby gives its consent to the Lease. Mortgagee warrants and represents to Tenant that it is the owner of the Mortgage; that the Mortgage has not been assigned and that Mortgagee has caused no other liens or encumbrances to be created against the Shopping Center other than the Mortgage.

 2. Tenant, for itself and its successors and assigns, does hereby agree that all right, title and interest which Tenant, its successors and assigns, may have in and to the Leased Premises or any part thereof, shall be, and the same hereby is made, subject and subordinate to the lien of the Mortgage, with the same force and effect as though the Mortgage had been executed, delivered and recorded prior to the date of the Lease, provided that Mortgagee hereby agrees that all condemnation awards and property insurance proceeds payable with respect to the Shopping Center shall be applied and paid in the manner set forth in the Lease.

 3. So long as Tenant is not in default, beyond any applicable cure period, in the payment of rent or in the performance of any of the terms, covenants or conditions of the Lease requiring performance on the part of Tenant, (a) Mortgagee will not join Tenant as a party defendant in any action or proceeding for the purpose of foreclosing the Mortgage; (b) any sale or transfer of the Shopping Center or of Landlord's interest in the Lease, pursuant to foreclosure of the Mortgage or voluntary conveyance or other proceeding in lieu of foreclosure, will be subject and subordinate to Tenant's possession under the Lease; and (c) the Lease will continue in full force and effect according to its terms.

 4. So long as Tenant is not in default, beyond any applicable cure period, in the payment of rent or in the performance of any of the terms, covenants or conditions of the Lease requiring performance on the part of Tenant, if the Shopping Center shall be transferred to and owned by Mortgagee, or any assignee of Mortgagee or purchaser at judicial sale or any transferee under an action in lieu thereof, by reason of foreclosure or other remedial proceedings brought by Morgagee or any assignee of Mortgagee or by any other similar manner, Tenant's rights to possession of the Leased Premises under the Lease shall not be terminated thereby, rather Tenant shall attorn to and be bound to Mortgagee or any such assignee, purchaser or transferee under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining; and Mortgagee or any such assignee, purchaser or transferee shall be bound, as the landlord, to Tenant under all of the terms, covenants and conditions of the lease for the balance of the term thereof remaining except that neither Mortgagee nor any such assignee, purchaser or transferee shall be:

     4.1 Bound by any rent or additional rent which Tenant may have paid for more than thirty (30) days in advance of its due date to any prior landlord.

     4.2 Bound by any material amendment to the Lease entered into subsequent to the date of this Agreement which has not been consented to by Mortgagee which consent shall not be unreasonably withheld or delayed.

     4.3 Bound by any provision of the Lease restricting the use of properties owned by Mortgagee, other than the Shopping Center for purposes which compete with Tenant.

     4.4 Subject to personal liability for any act or omission of Landlord or any prior lessor under the Lease, provided, however, that Mortgagee or any such assignee, purchaser or transferee shall be subject to any other remedies of Tenant under the Lease, including but not limited to any offsets which Tenant may be entitled to exercise against rent or other amounts paid or to be paid under the Lease.

 5. Subject to the provisions hereof, the Lease now is, and shall at all times continue to be, subject and subordinate in each and every respect to the lien of the Mortgage and to any and all amendments and renewals thereof.

 6. This Agreement shall be binding upon and shall inure to the benefit of Landlord, Morgagee and Tenant, and their respective heirs, personal representatives, transferees, successors and assigns. Except as provided in
Section 7 or 8, no action on the part of any party to this Agreement shall be construed to be a waiver, release or relinquishment of any rights under this Agreement unless said waiver, release or relinquishment is expressly contained in an instrument executed by the party against whom the waiver, release or relinquishment is being enforced.

 7. Tenant agrees that, during the term of the Mortgage, Tenant shall furnish to said Mortgagee the same notice or notices of default by Landlord that Tenant is required to furnish to Landlord under the Lease and Mortgagee shall have the same rights and period to cure such default as Landlord has under the Lease.

 8. Mortgagee agrees to notify Tenant in writing of any release, termination or satisfaction of the Mortgage.

 9. This Agreement is made and executed under and in all respects is to be governed by and construed in accordance with the laws of the State of Pennsylvania.

 10. Any notices required or given under this Agreement shall be in writing and shall be sent by U.S. Certified Mail, postage prepaid and shall be sent to the following addresses:

 To  Mortgagee:     __________________________________
                    __________________________________
                    __________________________________
                    __________________________________


 To  Landlord:      __________________________________
                    __________________________________
                    __________________________________
                    __________________________________


     To  Tenant:    SUPERVALU  INC.
                    Attn:  Legal  Department
                    11840  Valley  View  Road
                    Eden  Prairie,  MN    55344

 The addresses for such notices may be changed by written notice to the other part of at least 30 days given as provided above. Notices given as provided above shall be deemed complete upon mailing.

 11. This Agreement may be signed in counterparts and each counterpart shall be effective as an original when a counterpart has been signed by all parties.

 12. This agreement contains the entire agreement between the parties concerning the matters addressed herein and no representations, inducements, promises, understandings or agreements (whether express or implied and whether oral or written) made before the execution of this Agreement will change the terms of this Agreement. No covenants shall be implied into any of the terms or provisions of the Agreement. This Agreement may be changed or modified only by a writing that all parties have signed. This Agreement shall not be binding on any party until it is executed and delivered by each party hereto.

The  parties  hereto  have  executed  this Agreement as of the Execution date.


LANDLORD:

WILLOWBROOK  PROPERTIES,  INC.
d/b/a  NBI  DEVELOPMENT  CORPORATION

 By: _____________________________

Its: _____________________________

 TENANT:

SUPERVALU  HOLDINGS,  INC.


By:  _____________________________

Its: _____________________________



MORTGAGEE:

 ________________________________


By:  ____________________________

Its: ____________________________



                                        ACKNOWLEDGMENTS


 STATE  OF  __________          )
                                )  ss.
 COUNTY  OF  __________         )

     On this day of ___________, 199__, before me, a Notary Public in and for said County, personally appeared _____________________, to me personally known, who being by me duly sworn, did say that he/she is ____________________ of ____________________, and acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said ___________________ by it voluntarily executed.

 ___________________________________
 Notary  Public

 Commission  Expiration  Date:

 STATE  OF  ___________         )
                                )  ss.
 COUNTY  OF ___________         )

     On this day of ___________, 199__, before me, a Notary Public in and for said County, personally appeared _____________________, to me personally known, who being by me duly sworn, did say that he/she is ____________________ of ____________________, and acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said ___________________ by it voluntarily executed.

 ___________________________________
 Notary  Public

Commission  Expiration  Date:



STATE  OF  ____________       )
                              )  ss.
 COUNTY  OF  __________       )

     On this day of ___________, 199__, before me, a Notary Public in and for said County, personally appeared _____________________, to me personally known, who being by me duly sworn, did say that he/she is ____________________ of ____________________, and acknowledged the execution of the foregoing instrument to be the voluntary act and deed of said ___________________ by it voluntarily executed.

 ___________________________________
 Notary  Public

Commission  Expiration  Date:

                                   EXHIBIT J

                        Rostraver Township, Pennsylvania

                              MEMORANDUM OF LEASE

This Memorandum of Lease is entered into by SUPERVALU HOLDINGS, INC., a Missouri corporation ( Tenant ) and Willowbrook Properties, Inc., a Delaware corporation, d/b/a NBI Development Corporation ( Landlord ) as of the ______
day  of  ____________,  1999  (the    Execution  Date").

                                   RECITALS:

 A. Landlord and Tenant have entered into a certain lease dated March ___, 1999 (the "Lease"), whereby Landlord has leased to Tenant certain real property, together with all improvements thereon, located in the City of Rostraver Township, County of Westmoreland, State of Pennsylvania, which is outlined in red on the site plan attached hereto as Exhibit B and made a part hereof (the "Premises"). The Premises are part of the shopping center which is to be constructed on the property legally described on Exhibit A attached hereto and made a part hereof (the "Shopping Center").

 B. The parties wish to give notice of the existence of the Lease, pursuant to 21 P.S. Sec 405 (Purdon 1998).

NOW, THEREFORE, in consideration of $1.00 and other good and valuable consideration, the receipt and adequacy whereof are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1. Lease. Pursuant to the terms and conditions of the Lease, Landlord has demised and leased to Tenant and Tenant has hired and taken from Landlord, the Premises as described above. The name and address of the Landlord and Tenant are as noted above.

     2       Commencement Date.  The commencement date of the Lease March ___,
1999  (the  "Execution  Date").

     3. Initial Term. Subject to certain provisions of the Lease which provide for earlier termination, the initial term of the Lease shall end twenty
(20) years following the Rent Commencement Date. The Rent Commencement Date of this Lease is the earlier of (a) Tenant's opening of the Building for business with the public; or (b) the later of (i) ten months after Landlord delivers a completed Building Pad to Tenant; (ii) all improvements to the Common Areas necessary for operation of the supermarket to be operated in the Building (including all three driveways) are completed; and (iii) all improvements shown on the highway occupancy permit, including traffic signals,
are  completed.    Common areas are all areas of the Shopping Center which are not contained within the blue lines of any building envelope on the site plan attached hereto as Exhibit B, including all parking areas, utilities to the point where they enter a building, landscaped areas, sidewalks, driveways and alleys. ("Common Areas"). Common Areas also include all easements, accesses, improvements, and rights serving or benefiting the Shopping Center, even if not located at the Shopping Center.

     4. Options to Extend. Provided the Tenant is not in default under the lease, the Tenant has the right and privilege to extend the Lease for one
(1) extension term of five (5) years and one (1) extension term of four (4) years and ten (10) months, the first such period commencing upon the expiration of the initial term. The date of expiration of the second and final extended term, if exercised, shall be twenty (20) years after the Rent Commencement Date plus nine (9) years and ten (10) months. The Tenant does not have a right of refusal or option to purchase the Premises or the Shopping Center.

     5. Access. Pursuant to the Lease, Tenant, it employees, licensees, customers, invitees, subtenants and assigns have the right to use the Shopping Center Common Areas without charge in common with Landlord and other tenants and occupants of space within the Shopping Center and their respective employees, licensees, customers, invitees, subtenants and assigns.

     6. Use Restrictions. The Lease contains the following restrictions on the uses at the Shopping Center:

          6.1 The Premises may be used for any lawful retail purpose, subject to the restrictions hereinafter set forth. The Premises may be left vacant.

          6.2 No portion of the Shopping Center, including the Premises, shall be used or operated for any of the following:

               6.2.1      Unlawful.  In violation of applicable Laws or Rules.

               6.2.2          Hazardous.   In a dangerous or hazardous manner.

               6.2.3 Nuisance. As a nuisance, or as an obnoxious use by reason of unsightliness or excess emission of odors, dust, fumes, smoke, liquid waste, noise, glare, vibration or radiation; provided, however, that nothing contained in this subsection shall limit or prohibit the operation of a supermarket, floral store or department, video store or department, liquor store or department bank, pharmacy, in the Shopping Center, nor Tenant's erection of business communications satellite dishes on the roof of the Building.

               6.2.4 Adult Entertainment. As an adult book store, night club or discotheque, massage parlor, or any other establishment which provides live adult entertainment or which sells, rents or exhibits pornographic or obscene materials determined by reference to community standards.

               6.2.5 Bankruptcy Sale. For any fire sale, bankruptcy sale (unless pursuant to a court order) or auction house operation (provided that any tenant that goes out of business shall be entitled to hold one going out of business sale not exceeding four (4) weeks in duration unless a longer period shall be required pursuant to court order).

               6.2.6 Vehicle Facility. As an automobile, truck, trailer or recreational vehicle sales, leasing, display or repair facility.

               6.2.7 Bar or Tavern. As a bar or tavern (or any other establishment where beer, wine or liquor is served for on-premises consumption). Provided, however, that a restaurant which primarily serves food and also serves alcoholic beverages shall be allowed. Provided further, that a bar or tavern which is in a building with two or more restaurants and which primarily serves the patrons of those restaurants shall be permitted.

               6.2.8 Pawn Shop. As a second-hand store, flea market, pawn shop, government surplus store, Goodwill Store, salvage store, Salvation Army Store, surplus store or liquidation store.

               6.2.9 Health Club. As a sports, health, fitness, exercise or dance facility.

               6.2.10 Miscellaneous. As a theater or cinema (except within the area outlined in orange on the Site Plan attached as Exhibit B); circus; carnival; bowling alley; doctor's or dentist's office; medical or dental health facility; veterinary hospital; funeral parlor or mortuary; car wash; game room or arcade; billiard or pool hall; unemployment office; school or place of instruction attended by students; business office; post office(unless if smaller than 2000 square feet); bingo parlor, casino, off track betting facility, or any betting establishment (except that the sale of state lottery tickets is not prohibited or restricted); or lawn and garden center.

          6.3 No portion of the Shopping Center except for the Premises shall be used or operated:

 6.3.1 Food Exclusive. As a supermarket or other store, or department within a store, for the sale of food, groceries, fruit, produce, dairy products, vegetables, bakery products, meats, or delicatessen products for off-site consumption, provided, however that other tenants of the Shopping Center shall be permitted to sell such items so long as no more than five percent (5%) of the rentable feet of the Shopping Center nor more than five percent (5%) of the rentable feet for each of their respective premises are used for the sale of such products. Rentable feet is the actual number of square feet of finished building space, including any and all floors, but excluding mezzanine not used for sale purposes, measuring each floor to the outside of exterior walls and to the center of any common walls ("Rentable Feet").

 6.3.2 Non-Retail. For any non-retail use, other than a bank or post office in the in-line space of less than 2,000 square feet, a bank, a theater, finance companies, real estate brokers and consumer finance companies and further up to two of the Outlots may be used for non-retail purposes. Outlots are the areas outlined in black on the site plan attached as Exhibit B ("Outlots").

     7. Controlled Area. Pursuant to the Lease, on any property which is both (a) now or hereafter owned or controlled in whole or in part by Landlord, or by any subsidiary, affiliate or partner of Landlord, and (b) located within a radius of three miles from any portion of the Premises, Landlord will not permit the operation of a retail or wholesale supermarket or other store, or department within a store, for the sale of food, groceries, fruit, produce, dairy products, vegetables, bakery products, meats, or delicatessen products. Provided, however, that other tenants' space in such controlled area shall be permitted to sell such items so long as no more than one thousand five hundred (1,500) square feet are used for the sale of such products.

     8. No Modification. The terms and conditions of the Lease are incorporated by reference into this Memorandum of Lease as if such terms were written out at length. In the event of a conflict between this Memorandum of Lease and the Lease, the terms and conditions of the Lease shall govern. For a complete statement of the rights, privileges and obligations created under and by the Lease, reference is hereby made to the Lease.

               [REMAINDER  OF  PAGE  INTENTIONALLY  LEFT  BLANK]

Tenant and Landlord have executed this Memorandum of Lease as of the Execution Date.

TENANT:                                   LANDLORD:

                                          WILLOWBROOK  PROPERTIES,  INC.
SUPERVALU  HOLDINGS,  INC.                d/b/a  NBI  DEVELOPMENT  CORPORATION

 By:  _____________________               By:  _______________________________

 Its: _____________________               Its: _______________________________

                                        ACKNOWLEDGMENT



 STATE  OF  MINNESOTA         )
                              )  ss.
 COUNTY  OF  HENNEPIN         )

     On this, the day of March, 1999, this instrument was acknowledged before me, a notary public, by _______________________, who acknowledged himself/herself to be a duly authorized, elected and acting ________________________of SUPERVALU HOLDINGS, INC., a Missouri corporation, and that he/she as such officer being authorized to do so, executed the foregoing MEMORANDUM OF LEASE on behalf of said corporation for the purposes therein contained by signing the name of the corporation by himself/herself as.

     IN  WITNESS  WHEREOF,  I  have  hereunto  set  my hand and official seal.


 ___________________________________
 Notary  Public

 ___________________________________
 (Printed  Signature)

 My  Commission  Expires:

 ______________________________

 My  County  of  Residence  is:

 ______________________________

                                             ACKNOWLEDGMENT



COMMONWEALTH  OF  PENNSYLVANIA         )
                                       )  ss.
COUNTY  OF  ALLEGHENY                  )

     On this, the day of March, 1999, this instrument was acknowledged before me, a notary public, by _______________________, who acknowledged himself/herself to be a duly authorized, elected and acting
________________________of WILLOWBROOK PROPERTIES, INC., a Delaware corporation, d/b/a NBI Development Corporation and that he/she as such officer being authorized to do so, executed the foregoing MEMORANDUM OF LEASE on behalf of said corporation for the purposes therein contained by signing the name of the corporation by himself/herself as.

     IN  WITNESS  WHEREOF,  I  have  hereunto  set  my hand and official seal.


_______________________________
Notary  Public

______________________________
(Printed  Signature)

My  Commission  Expires:

______________________________

My  County  of  Residence  is:

______________________________